                            SCHEDULE 14A INFORMATION
                    Proxy Statement Pursuant to Section 14(a)
                     of the Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                  INTERVU INC.
                (Name of Registrant as Specified in its Charter)

                                  INTERVU INC.
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11:

    (1)  Title of each class of securities to which the transaction applies:

    (2)  Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act
            Rule 0-11:

    (4)  Proposed maximum aggregate value of transaction:

    (5)  Total fee paid:

[ ] Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1)  Amount Previously Paid:

    (2)  Form, Schedule or Registration Statement No.:

    (3)  Filing Party:

    (4)  Date Filed:

                                  INTERVU INC.

                           NOTICE OF ANNUAL MEETING OF
                        STOCKHOLDERS AND PROXY STATEMENT


TO THE STOCKHOLDERS OF INTERVU INC.:

     Notice is hereby given that the Annual Meeting of the Stockholders of InterVU Inc. (the "Company" or "InterVU"), will be held at the The Michelangelo, 152 West 51st Street, New York, NY 10019 on Monday, June 22, 1998 at 3:00 p.m. for the following purposes:

          1. To elect two directors for a three-year term to expire at the 2001 Annual Meeting of Stockholders. The present Board of Directors of the Company has nominated and recommends for election as directors the following two persons:

                  Mark Dowley
                  Isaac Willis

          2. To approve the adoption of the Employee Qualified Stock Purchase Plan and the reservation of 500,000 shares of Common Stock for issuance thereunder.

          3. To approve the adoption of the 1998 Stock Option Plan and the reservation of 2,000,000 shares of Common Stock for issuance thereunder.

          4. To transact such other business as may be properly brought before the Annual Meeting or any adjournment thereof.

        The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice. The Board of Directors has fixed the close of business on April 23, 1998 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting. A list of such stockholders shall be open to the examination of any stockholder at the Annual Meeting and for a period of ten days prior to the date of the Annual Meeting at the offices of InterVU Inc., 201 Lomas Santa Fe, Solana Beach, California 92075.

        Accompanying this Notice is a Proxy. WHETHER OR NOT YOU EXPECT TO BE AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT PROMPTLY. If you plan to attend the Annual Meeting and wish to vote your shares personally, you may do so at any time before the Proxy is voted.

        All stockholders are cordially invited to attend the meeting.

                                        BY ORDER OF THE BOARD OF DIRECTORS


                                        Danielle D. McGee
                                        Secretary

Solana Beach, California
April 30, 1998

                                  INTERVU INC.
                            201 LOMAS SANTA FE DRIVE
                         SOLANA BEACH, CALIFORNIA 92075

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 22, 1998

        The Board of Directors of InterVU Inc., a Delaware corporation (the "Company" or "InterVU") is soliciting the enclosed Proxy for use at the Annual Meeting of Stockholders of the Company to be held on June 22, 1998 (the "Annual Meeting"), and at any adjournments thereof. This Proxy Statement will be first sent to stockholders on or about May 20, 1998. Unless contrary instructions are indicated on the Proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted for the election of the Board's nominees for directors. As to any other business which may properly come before the Annual Meeting and be submitted to a vote of the stockholders, Proxies received by the Board of Directors will be voted in accordance with the best judgment of the holders thereof.

        A Proxy may be revoked by written notice to the Secretary of the Company at any time prior to the Annual Meeting, by executing a later Proxy or by attending the Annual Meeting and voting in person.

        The Company will bear the cost of solicitation of Proxies. In addition to the use of mails, Proxies may be solicited by personal interview, telephone or telegraph, by officers, directors, and other employees of the Company. The Company will also request persons, firms, and corporations holding shares in their names, or in the names of their nominees, which are beneficially owned by others to send or cause to be sent Proxy material to, and obtain Proxies from, such beneficial owners and will reimburse such holders for their reasonable expenses in so doing.

        The Company's mailing address is 201 Lomas Santa Fe Drive, Solana Beach, California 92075.

VOTING

        Stockholders of record at the close of business on April 23, 1998 (the "Record Date") will be entitled to notice of and to vote at the Annual Meeting or any adjournments thereof.

        As of March 31, 1998, 9,380,032 shares of the Company's common stock, $.001 par value per share ("Common Stock"), and 1,280,000 shares of the Company's Series G Convertible Preferred Stock ("Series G Preferred") were outstanding, representing the only voting securities of the Company. Each share of Common Stock is entitled to one vote and each share of Series G Preferred is entitled to .6298 of a vote. The Common Stock and the Series G Preferred will vote as a single class and will not vote separately.

        Votes cast by Proxy or in person at the Annual Meeting will be counted by the person appointed by the Company to act as Inspector of Election for the Annual Meeting. The Inspector of Election will treat shares represented by Proxies that reflect abstentions or include "broker non-votes" as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions or "broker non-votes" do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of "votes cast." Any unmarked Proxies, including those submitted by brokers or nominees, will be voted in favor of the nominees of the Board of Directors, as indicated in the accompanying Proxy card.

        SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of April 29, 1998 by (i) each of the Company's directors, (ii) each of the Company's Named Executive Officers (as defined herein), (iii) each person who is known by the Company to own beneficially more than 5% of the Common Stock and (iv) all directors and executive officers as a group.


                                     NUMBER OF SHARES         PERCENTAGE OF
                                      OF COMMON STOCK          COMMON STOCK
  NAME AND ADDRESS(1)              BENEFICIALLY OWNED(2)    BENEFICIALLY OWNED
  -------------------              ---------------------    ------------------
  Harry E. Gruber(3)............         1,007,680             10.7%
  Brian Kenner(4)...............         1,007,680             10.7
  Allen B. Gruber(5)............           512,657              5.5
  Isaac Willis(6)...............         1,162,105             12.4
  Edward David(7)...............            25,121               *
  Mark Dowley(8)................             7,048               *
  J. William Grimes.............                --              --
  Alan Z. Senter................                --              --
  Douglas A. Augustine(9).......            71,085               *
  Kenneth W. Colby(10)..........            44,752               *
  Westchester Group LLC(11).....           881,720              9.4
  National Broadcasting Company,
    Inc.(12)....................         1,016,670             10.0
  All directors and executive
    officers as a group
    (8 persons)(13).............         3,209,634             34.2

----------
* Less than 1%.

(1) Except as indicated, the address of each person named in the table is c/o InterVU Inc., 201 Lomas Santa Fe Drive, Solana Beach, CA 92075.

(2) Beneficial ownership of directors, officers and 5% or more stockholders includes both outstanding Common Stock and shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after the date of this table and shares of Common Stock issuable upon comission of 1,280,000 shares of Series G Preferred held by NBC which become convertible on July 10, 1998. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

(3) Includes 388,634 shares subject to the Company's repurchase right under an Amended and Restated Vesting Agreement.

(4) Includes 388,634 shares subject to the Company's repurchase right under an Amended and Restated Vesting Agreement.

(5) Includes 255,069 shares owned by the Gruber Family Limited Partnership, of which Allen Gruber is a general partner, and 81,244 shares owned by the Judith Gruber Living Trust, of which Judith Gruber, Allen Gruber's wife, is settlor and trustee. The address for Mr. Gruber is 419 Happy Trail, San Antonio, TX 78231.

(6) Includes 953,867 shares owned by the Willis Family Trust, of which Mr. Willis is settlor. Includes 12,071 shares subject to the Company's repurchase right under a restricted stock agreement and 6,783 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(7) Includes 12,071 shares subject to the Company's repurchase right under a restricted stock agreement.

(8) Includes 7,048 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(9) Includes 41,912 shares subject to the Company's repurchase right under a restricted stock agreement and 8,105 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(10) Includes 21,811 shares subject to the Company's repurchase right under a restricted stock agreement and 6,964 shares issuable upon exercise of options that are currently exercisable or will become exercisable within 60 days after the date of this table.

(11) The membership interests of Westchester Group LLC are owned by Marcia Berman individually, with respect to 99.5% of the interests, and as custodian for her minor children under the New York Uniform Gifts to Minors Act, with respect to .5% of her interests. The address for the Westchester Group LLC is 70 Valley Lane, Chappaqua, New York 10541.

(12) The shares of Series G Preferred owned by NBC become convertible into Common Stock at the option of the holder on July 10, 1998. The holder of each share of Series G Preferred has the right to vote on an as-converted basis and currently is entitled to .6298 of a vote per share of Common Stock. As of the date of this table, NBC owned 100% of the outstanding Series G Preferred and NBC Multimedia, Inc., a wholly owned subsidiary of NBC, owned 210,526 shares of Common Stock. As the ultimate parent of NBC, General Electric Company may be deemed to be the beneficial owner of all these shares. The address of NBC is 30 Rockefeller Plaza, New York, New York 10112.

(13)    See Notes (3), (4), (6), (7) and (8).


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

        The Board of Directors currently consists of six members. The Company's Amended and Restated Certificate of Incorporation provides for the classification of the Board of Directors into three classes, as nearly equal in number as possible, with staggered terms of office and provides that upon the expiration of the term of office for a class of directors, nominees for such class shall be elected for a term of three years or until their successors are duly elected and qualified. At this meeting, two nominees for director are to be elected as Class I directors. The nominees are Mark Dowley and Isaac Willis. The Class II and Class III directors have one year and two years, respectively, remaining on their terms of office. If no contrary indication is made, proxies in the accompanying form are to be voted for such nominees or, in the event any such nominee is not a candidate or is unable to serve as a director at the time of the election (which is not currently expected), for any nominee who shall be designated by the Board of Directors to fill such vacancy. Both nominees are members of the present Board of Directors.

INFORMATION REGARDING DIRECTORS

        The information set forth below as to each nominee for Director has been furnished to the Company by the respective nominees for Director:

                 NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

                      FOR A THREE-YEAR TERM EXPIRING AT THE
                       2001 ANNUAL MEETING OF STOCKHOLDERS

                  NAME                     AGE     PRESENT POSITION WITH THE COMPANY
                  Mark Dowley               32     Director
                  Isaac Willis              57     Director


        MARK DOWLEY joined the Company as a director in January 1997 and is the Chief Executive Officer of Momentum IMC, an advertising agency division of McCann-Erickson, a national advertising firm. Mr. Dowley has over ten years experience in major event management, promotion, and sponsorship. Mr. Dowley's past and current clients include the NBA, the PGA Tour, NCAA, The Walt Disney Company and Universal Studios. Mr. Dowley is also a member of McCann-Erickson's board of directors. Mr. Dowley received a B.A. degree in economics from the College of Wooster.

        ISAAC WILLIS has served as a director of the Company since November 1995. Dr. Willis is a private investor with experience in venture financing and banking, including the founding of Heritage Bank, Commercial Bank of Georgia and Commercial Bank of Gwinnett. Dr. Willis has been a Professor and Director of Dermatology Research at Morehouse School of Medicine since 1983 and was a Past Commander of the 3297th U.S. Army Hospital. Dr. Willis obtained a M.D. from Howard University and a B.S. in chemistry and mathematics from Morehouse College.

             MEMBERS OF THE BOARD OF DIRECTORS CONTINUING IN OFFICE

                              TERM EXPIRING AT THE
                       1999 ANNUAL MEETING OF STOCKHOLDERS

                  NAME                     AGE     PRESENT POSITION WITH THE COMPANY
                  Edward David              72     Director
                  Alan Z. Senter            55     Director


        EDWARD DAVID has served as a director of the Company since its inception in August 1995, and has served as President of Edward E. David, Inc., a telecommunications consulting firm since 1992. In addition, since April 1996, Dr. David has served as Vice President of Washington Advisory Group LLC. He has been Science Advisor to the President of the United States, and Director of the White House Office of Science and Technology. Dr. David was also President of Exxon Research and Engineering Company and Executive Director of Bell Telephone Laboratories. Mr. David serves as a director for Intermagnetics General Corporation, Spacehab, Inc., California Microwave and Protein Polymar Technologies, all of which are publicly traded companies. Until recently, he served as the U.S. Representative to the NATO Science Committee.

        ALAN Z. SENTER joined the Company as a director in September 1997. From September 1994 to June 1997, Mr. Senter served as Executive Vice President, Chief Financial Officer and as a member of the Policy Council of Nynex Corporation. From November 1993 to August 1994 and since June 1996, Mr. Senter has served as Chairman of Senter Associates, a consulting firm founded by Mr. Senter in November 1993. From August 1992 to November 1993, Mr. Senter served as Executive Vice President, Chief Financial Officer and a director of GAF/ISP Corporation. From January 1990 to July 1992, Mr. Senter served as Vice President of Finance for Xerox Corporation. Mr. Senter serves on the Board of Directors of XL Insurance and Advanced Radio Telecom, both publicly traded companies. Mr. Senter obtained a B.S. in economics and political science from the University of Rhode Island and an M.B.A. from the University of Chicago.

                              TERM EXPIRING AT THE
                       2000 ANNUAL MEETING OF STOCKHOLDERS

                  NAME                     AGE        PRESENT POSITION WITH THE COMPANY
           Harry E. Gruber..............    45        Chairman of the Board, Chief Executive
                                                      Officer and Director
           William Grimes...............    56        Vice Chairman of the Board and Director


        HARRY E. GRUBER is a founder of InterVU, and has served as Chairman and Chief Executive Officer of the Company since July 1996. From July 1996 to July 1997, Dr. Gruber also served as the Company's President. Prior to founding the Company, Dr. Gruber founded two start-up biotech ventures, Gensia Inc. and Viagene Inc., which completed initial public offerings in 1990 and 1993, respectively. From July 1995 to July 1996, Dr. Gruber served as Chief Scientific Officer of Gensia, and from 1988 to July 1995, he served as Vice President, Research of Gensia. Dr. Gruber serves as a director of Vascular Genomics, Inc., a privately held company, and as a director of the UCSD Foundation and a member of the Board of Overseers for the University of Pennsylvania College of Arts and Sciences. Dr. Gruber obtained his M.D. and B.A. degrees from the University of Pennsylvania.

        J. WILLIAM GRIMES joined the Company as a director in September 1997 and has served as Vice Chairman of the Board since October 1997. Since July 1995, Mr. Grimes has worked as a consultant with JWG Communications, Inc., a communications consulting company he founded in July 1995. He also serves as a faculty member in the Media Studies Program at the New School for Social Research, a position he has held since September 1996. From September 1994 to August 1996, Mr. Grimes held the position of President and Chief Executive Officer with Zenith Media, a media buying service company. From October 1991 to December 1993, Mr. Grimes served as President and Chief Executive Officer of Multimedia, Inc. From November 1988 to September 1991, Mr. Grimes served as President and Chief Executive Officer of Univision Holdings, Inc. Mr. Grimes served as President and Chief Executive Officer of ESPN, Inc. from June 1982 to October 1988. Prior to June 1982, Mr. Grimes held various positions with CBS, Inc., including his final position as Executive Vice President of the CBS Radio division. He obtained a B.A. in English from West Virginia Wesleyan College.


                        EXECUTIVE OFFICERS OF THE COMPANY

        The executive officers and key employees of the Company and their ages as of April 30, 1998 are as follows:

NAME                        AGE                     POSITION
----                        ---                     --------
Kenneth L. Ruggiero        31        Vice President and Chief Financial Officer
Brian Kenner               38        Vice President and Chief Technology Officer
Douglas A. Augustine       39        Vice President, Marketing and Sales
Michael Bernstein          38        Vice President of Business Development,
                                       Media
Kenneth W. Colby           49        Vice President, Engineering
Stephen Klein              35        Vice President of Business Development,
                                       Networks


        KENNETH L. RUGGIERO joined the Company in February 1998 and serves as Vice President and Chief Financial Officer. From April 1996 to February 1998, Mr. Ruggiero was employed by the National Broadcasting Company, Inc. ("NBC"). From December 1996 to February 1998, he was the Chief Financial Officer of NBC Interactive Media, NBC's Internet division. In this capacity he performed and managed all the financial reporting, implemented various policies and procedures and structured and negotiated business development activities. From April 1996 to December 1996, Mr. Ruggiero was a Manager in NBC's Business Development and International Finance division. From September 1989 to April 1996, he was employed by Arthur Andersen where he held a number of positions, including most recently Manager of Corporate Consulting. Mr. Ruggiero is a Certified Public Accountant. He earned an M.B.A. from Columbia University and a B.A. in accounting from the University of Massachusetts, Amherst.

        BRIAN KENNER is a founder of InterVU, and has served as Vice President and Chief Technology Officer of the Company since February 1996. From 1989 to January 1996, Mr. Kenner was a Project Engineer at Science Applications International Corporation ("SAIC"), an advanced-technology development and research organization. As Project Engineer, Mr. Kenner had responsibility for products ranging from advanced hand-held instrumentation to devices which digitize, compress, and transmit both moving and still images over public and proprietary communications networks. Mr. Kenner obtained a B.S. in electrical engineering from the University of California, San Diego.

        DOUGLAS A. AUGUSTINE joined the Company in August 1996 as Director of Corporate Development, and has served as Vice President, Marketing and Sales since December 1996. Prior to joining the Company, Mr. Augustine was Chief Operating Officer for Ad:vent Strategic Event Marketing, a division of N.W. Ayert Partners, a national advertising firm, from February 1996 to August 1996. From June 1989 to July 1993 and from September 1995 to January 1996, Mr. Augustine served as President of Arlen Marketing, a company he founded in June 1989. Arlen Marketing served as marketing and licensing agent for the 1992 America's Cup and later provided services to Ad:vent Strategic Event Marketing in connection with Ad:vent's Olympics projects. From July 1993 through August 1995, Mr. Augustine served as Director of Development and Fundraising for America(3), an America's Cup syndicate. Mr. Augustine obtained a J.D. degree from the University of San Diego School of Law and a B.A. degree from the University of California, Berkeley.

        MICHAEL BERNSTEIN joined the Company in October 1997 as Vice President of Business Development, Media. From May 1991 to September 1997, Mr. Bernstein held a number of positions with Major League Baseball Properties, including most recently as Vice President, Business Development & New Ventures. Mr. Bernstein obtained a B.S. in industrial and labor relations from Cornell University and an M.B.A. from Columbia University Graduate School of Business.

        KENNETH W. COLBY joined the Company in July 1996 as Director of Engineering and has served as Vice President, Engineering since March 1997. Mr. Colby has over 20 years experience in software development and programming and was a former Director of Research and Development at Integrated Software, a mainframe graphics company. Mr. Colby has received patents for a variety of computer programs. He also founded Sedona Software, a research and development company. Mr. Colby obtained a B.S. in electrical engineering from Purdue University.

        STEPHEN KLEIN joined the Company in May 1996 as Director of Business Development and Sales and has served as Vice President of Business Development, Networks since March 1997. From 1994 to 1996, he served as New Business Development Manager for General Instrument Corporation where he was one of the originating founders of the SURFboard Program, General Instrument's Internet cable modem technology and product line. From 1988 to 1992, Mr. Klein held various product management and technical management positions at General Instrument's VideoCipher Division. Mr. Klein obtained an M.B.A. from San Diego State University and a B.S. in engineering from Ohio State University.

BOARD MEETINGS AND COMMITTEES

        The Company's Board of Directors held two regularly scheduled meetings and three special telephonic meetings during 1997. No nominee for director who served as a director during the past year attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of committees of the Board of Directors on which he served. The Board of Directors has established a Compensation Committee and an Audit Committee. The Company does not have a Nominating Committee or any other committee.

        COMPENSATION COMMITTEE

        The Board of Directors has established a compensation committee (the "Compensation Committee"), consisting of Messrs. Grimes, Senter and Willis. From September 30, 1997 until April 14, 1998, Mr. Dowley held the seat on the Compensation Committee now held by Dr. Willis. The Compensation Committee determines compensation for the Company's senior executive officers and administers the 1996 Stock Plan. The Compensation Committee met once during 1997.

        AUDIT COMMITTEE

        The Board of Directors has established an audit committee (the "Audit Committee") consisting of Messrs. David, Senter and Willis. The Audit Committee makes recommendations concerning the engagement of independent public accountants, reviews with the independent public accountants the plans and results of the audit engagement, approves professional services provided by the independent public accountants, reviews the independence of the independent public accountants, considers the range of audit and non-audit fees and reviews the adequacy of the Company's internal accounting controls. The Audit Committee did not meet during 1997.

COMPENSATION OF DIRECTORS

        The directors of the Company have never received any cash compensation from the Company for services rendered as directors. Each of the non-management directors has received compensation in the form of restricted stock awards or non-statutory stock options to purchase up to 25,192 shares of Common Stock. Mr. Grimes received an additional option to purchase up to 25,192 shares of Common Stock for serving as Vice Chairman of the Board. Dr. Willis received an additional option to purchase up to 25,192 shares for his additional contributions made to the Company. Such stock awards and options are subject to repurchase rights or vesting schedules. Mr. Grimes also receives a consulting fee of $3,000 per month pursuant to a consulting agreement with the Company.

STOCK COMMITTEE

        From December 1996 to August 1997, the Stock Committee of the Company's Board of Directors, which administered the 1996 Stock Plan, consisted of Dr. Gruber, the Company's President and Chief Executive Officer, and a former director of the Company. No options were granted to Dr. Gruber or to such former director while such individuals served on the Stock Committee. No executive officer of the Company served on the compensation committee of another entity or on any other committee of the board of directors of another entity performing similar functions during the last fiscal year, and no executive officer of the Company served as a director of another entity that had an executive officer serving on the Stock Committee of the Company.

RECOMMENDATION OF THE BOARD OF DIRECTORS

        The Board of Directors recommends that stockholders vote FOR the slate of nominees set forth above. Proxies solicited by the Board of Directors will be so voted unless stockholders specify otherwise on the accompanying Proxy.


                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

        The following table sets forth certain information concerning compensation for the years ended December 31, 1996 and 1997 received by the Chief Executive Officer and executive officers of the Company whose compensation exceeded $100,000 for either of those years (the "Named Executive Officers"). No other executive officer of the Company meets the definition of "highly compensated" within the meaning of the executive compensation disclosure rules of the Securities and Exchange Commission (the "Commission").

SUMMARY COMPENSATION TABLE

                                   ANNUAL COMPENSATION           LONG-TERM COMPENSATION AWARDS
                                ---------------------------   ------------------------------------------
NAME AND                        FISCAL                        RESTRICTED STOCK      NUMBER OF SECURITIES
PRINCIPAL POSITION               YEAR    SALARY     BONUS         AWARDS(1)          UNDERLYING OPTIONS
------------------               ----  ---------   --------   ----------------     ---------------------
Harry E. Gruber...............   1997   $184,000       --          $  6,800                $    --
  Chairman and Chief Executive   1996     91,950       --                --                     --
  Officer
Douglas A. Augustine..........   1997    123,900       --                --                 31,490
  Vice President Sales and       1996     27,541       --           117,143                     --
  Marketing
Kenneth W. Colby..............   1997    109,444   $5,000             6,100                 27,711
  Vice President, Engineering    1996     54,318       --                --                     --

-----------------------
(1) Dollar values of restricted stock awards are based on the market price at the time of grant. With respect to each Named Executive Officer's restricted stock holdings, the number of shares of Common Stock and the dollar value thereof at December 31, 1997 are as follows: 1,007,680 and $8,186,520 for Dr. Gruber; 62,980 and $509,212 for Mr. Augustine; and 37,788 and $306,127 for Mr. Colby. The value of restricted stock holdings is based on the fair market value of the Common Stock on December 31, 1997 ($8.125) less the purchase price paid by the executive for such shares. Restricted stock awards vest daily over a five-year period (with the first 20% of the award vesting on the first anniversary of the date of grant).

                        OPTION GRANTS DURING FISCAL 1997

        The following table sets forth certain information with respect to options to purchase Common Stock granted during the year ended December 31, 1997 to each of the Named Executive Officers. The Company does not have any outstanding stock appreciation rights.

                                                                                     POTENTIAL REALIZABLE
                                                                                       VALUE AT ASSUMED
                    NUMBER OF        % OF TOTAL                                      ANNUAL RATES OF STOCK
                    SECURITIES         OPTIONS                                       PRICE APPRECIATION FOR
                    UNDERLYING        GRANTED TO      EXERCISE OR                        OPTION TERM(1)
                     OPTIONS         EMPLOYEES IN    BASE PRICE PER    EXPIRATION    ----------------------
       NAME          GRANTED         FISCAL YEAR         SHARE            DATE           5%         10%
       ----         ----------      --------------   --------------    ----------    ---------   --------
Harry E. Gruber....       --               --                 --              --            --         --

Douglas A. Augustine  31,490             3.50%             $0.28         2/11/07       $88,704   $146,431
                       2,519             0.28               4.76         5/13/07         7,545    19,122
Kenneth W. Colby...   25,192             2.83               1.98         2/25/07        39,861    93,092

----------
(1) The potential realizable values are based on an assumption that the stock price of the Common Stock will appreciate at the annual rates shown (compounded annually) from the date of grant until the end of the option term. These values do not take into account amounts required to be paid as income taxes under the Internal Revenue Code and any applicable state laws or option provisions providing for termination of an option following termination of employment, non-transferability or vesting. These amounts are calculated based on the requirements promulgated by the Commission and do not reflect the Company's estimate of future stock price growth of the shares of the Company's Common Stock.

                         OPTIONS EXERCISED DURING 1997

        The following table sets forth certain information with respect to the exercise of options to purchase Common Stock during the year ended December 31, 1997, and the unexercised options held and the value thereof at that date, for each of the Named Executive Officers.

                                                        NUMBER OF              VALUE OF
                                                        SECURITIES            UNEXERCISED
                                                        UNDERLYING           IN-THE-MONEY
                                                       UNEXERCISED              OPTIONS
                                                        OPTIONS AT          AT FISCAL YEAR
                       SHARES                          FISCAL YEAR                END
                      ACQUIRED                             END                    (1)
                         ON           VALUE            EXERCISABLE/          EXERCISABLE/
NAME                  EXERCISE       REALIZED         UNEXERCISABLE          UNEXERCISABLE
----                 ----------    -----------        -------------          -------------
Harry E. Gruber.....      --              --               --/--                --/--
Douglas A. Augustine      --              --          5,259/26,231        $41,267/$205,835
Kenneth W. Colby....      --              --          4,459/23,252         26,678/ 131,470

----------
(1) Based on the closing sale price of the Common Stock on December 31, 1997 ($8.125), as reported by the Nasdaq National Market, less the option exercise price.

1996 STOCK PLAN

        The Company adopted the 1996 Stock Plan in December 1996 to enable key employees, officers and consultants of the Company to acquire an equity stake in the Company, and thus to create in such persons an increased interest in and a greater concern for the welfare of the Company. The 1996 Stock Plan provided for aggregate option grants of up to 1,889,400 shares. As of April 29, 1998, options to purchase an aggregate of 1,079,328 shares of Common Stock at prices ranging from $.04 to $15.125 were outstanding under the 1996 Stock Plan.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

        The Company's Compensation Committee (the "Committee") is composed of independent outside directors of the Company's Board of Directors. The Committee reviews and approves each of the elements of the executive compensation program of the Company and continually assesses the effectiveness and competitiveness of the program. In addition, the Committee administers the stock option program and other key provisions of the executive compensation program and reviews with the Board of Directors all aspects of compensation for the Company's executives.

        Compensation Philosophy

        The goals of the Company's executive compensation program are to reward the achievement of the Company's strategic goals and the creation of stockholder value. The Company positions base salaries slightly below competitive levels; however, the annual cash or stock bonus is positioned to reward above competitive levels for exceptional performance relative to the Company's peers. The Company also believes in providing rewards for the creation of stockholder value through the use of stock options. The Company and the Committee believe this philosophy will motivate the executives and, thereby, reinforce the accomplishments of the Company's strategic and financial goals.

        Elements of the Executive Compensation Program

        Base Salaries. The Company's salary levels for executive officers are set at a rate slightly below the median level of other high technology companies at a comparable stage of development, considering the experience, achievements and contributions of the employees. Salary increases are designed to reflect competitive practices in the industry, financial performance of the Company and individual performance of the executive.

        Annual Incentive Plan. The Company has not established an annual incentive plan.

        Long-Term Incentives. The objectives of the Company's long-term incentive program are to offer opportunities for stock ownership that are competitive with those at the peer companies and to encourage and create ownership and retention of the Company's stock by key employees. Grant levels under the Company's employee stock option plans are made in consideration of awards to officers within peer companies and an assessment of the executive's tenure, responsibilities and current stock and option holdings.

        CEO Compensation

        Dr. Gruber's salary was established in July 1996, prior to formation of the Committee. Dr. Gruber's salary has been reviewed by the Committee and the Committee has not adjusted Dr. Gruber's salary. Dr. Gruber's salary is at a level slightly below CEO salaries at comparable companies.

        Section 162(m) Compliance

        The Company does not presently anticipate any of the Named Executive Officers to exceed the million-dollar non-performance based compensation threshold of Section 162(m) of the Internal Revenue Code. The Company and the Committee will continue to monitor the compensation levels of the Named Executive Officers and determine the appropriate response to Section 162(m) when and if necessary. It is the Company's intent to bring the stock option program into compliance with Section 162(m), if necessary, to ensure that stock option grants are excluded from compensation calculation for the purposes of Section 162(m).

        Compensation Committee

        J. William Grimes
        Alan Senter
        Isaac Willis

                                PERFORMANCE GRAPH

     The following chart presents a comparison of the cumulative total return since November 19, 1997 of the Company's Common Stock, the Standard & Poors 500 Index and a peer group(1). The graph assumes an initial investment of $100 at November 19, 1997 and reinvestment of all dividends.

                     COMPARISON OF CUMULATIVE TOTAL RETURN

               InterVU Inc.        S&P 500        Peer Group
               ------------        -------        ----------
11/19/97         $100              $100            $100
12/31/97          85.58             106.43           90.12


(1) The Company's peer group is comprised of the following issuers: Amazon.com, Inc., At Home Corp., Broadvision, Inc., Concentric Network Corporation, Cylinx Corp., EarthLink Network, Inc., Infoseek Corporation, Lycos, Inc., Communications Network Solutions, Open Text Corporation, Pairgain Technologies, Inc., RealNetworks, Inc., Spyglass, Inc., VocalTec Communications Ltd. and Wavephore, Inc. The returns of each component issuer of the group were weighted according to the respective issuers' market capitalizations as of November 19, 1997.

CERTAIN TRANSACTIONS

        Upon incorporation of the Company in August 1995, the Company sold an aggregate of 2,398,278 shares of Common Stock to various individuals for an aggregate of $952, including 705,387 shares to Harry E. Gruber, 705,387 shares to Brian Kenner, 599,555 shares to a predecessor of the Westchester Group LLC, 211,609 shares to Ruth Hargis and 176,340 shares to the A.B. Gruber Living Trust (the "Initial Stockholders"). Allen B. Gruber, the settlor and trustee of the A.B. Gruber Living Trust, is the brother of Harry E. Gruber.

        In March 1996, the Company entered into vesting agreements with each of the Initial Stockholders (the "Vesting Agreements"). Each Vesting Agreement initially granted the Company the right to repurchase at the original issue price all of an Initial Stockholder's unvested shares upon such person's death or disability or his or her unwillingness to provide the services requested by the Company in such Vesting Agreement. The Vesting Agreements provided for daily vesting of restricted shares of Common Stock over a five-year period (with no shares vesting until March 4, 1997). The Vesting Agreements also granted the Company rights of first refusal to purchase vested shares before such shares may be sold to third parties. In October 1997, the Company amended the Vesting Agreements for the Initial Stockholders other than Dr. Gruber and Mr. Kenner to provide for the termination of such Vesting Agreements (and the vesting of all shares covered thereby) upon the completion of an initial public offering by the Company resulting in gross proceeds of at least $7,500,000. The Vesting Agreements for Dr. Gruber and Mr. Kenner survived completion of the Company's initial public offering in November 1997 (the "IPO") but were amended and restated as of October 1997 to provide for the termination, upon completion of the IPO, of the Company's rights of first refusal to purchase vested shares and the Company's right to repurchase unvested shares upon the death or disability of Dr. Gruber or Mr. Kenner, as applicable. The Company's rights to repurchase unvested shares also would terminate upon a change of control, with respect to Mr. Gruber, and upon a change of control followed by termination without cause or reduction of annual cash compensation, with respect to Mr. Kenner.

        On August 30, 1995, the Company sold 172,500 shares of Series A Convertible Preferred Stock at $1 per share to various accredited investors for total consideration of $172,500. The Company sold 80,000 of such shares to the A.B. Gruber Living Trust. Each share of Series A Convertible Preferred Stock was converted into 2.5192 shares of Common Stock upon the closing of the IPO.

        On February 4, 1996, the Company sold an aggregate of 339,562 shares of Series B Convertible Preferred Stock at $1.27 per share to various accredited investors for a total consideration of $431,244. The Company sold 50,000 of such shares to the A.B. Gruber Living Trust, 25,000 of such shares to L. Burton Gruber, the father of Harry Gruber, 3,000 of such shares to Hope Gruber, the sister of Harry Gruber, and 200,000 of such shares to Isaac Willis, who has served as a director of the Company from November 1995 to the present. Each share of Series B Convertible Preferred Stock was converted into 2.5192 shares of Common Stock upon the closing of the IPO.

        On March 5, 1996, the Company issued 302,296 shares of Common Stock to each of Harry Gruber and Mr. Kenner and 282,166 shares to a predecessor of Westchester Group LLC for aggregate proceeds of $1,760.

        On March 7, 1996, the Company sold 296,147 shares of Series C Convertible Preferred Stock at $2.75 per share to various accredited investors for a total consideration of $814,404. The Company sold 3,500 of such shares to the A.B. Gruber Living Trust, 3,000 of such shares to L. Burton Gruber and 136,364 of such shares to Dr. Willis. Each share of Series C Convertible Preferred Stock was converted into 2.5192 shares of Common Stock upon the closing of the IPO.

        On April 17, 1996, the Company sold 96,429 shares of Series D Convertible Preferred Stock at $7 per share to various accredited investors for a total consideration of $675,003. The Company sold 7,143 of such shares to Dr. Willis. Each share of Series D Convertible Preferred Stock was converted into
2.5192 shares of Common Stock upon the closing of the IPO.

        On August 9, 1996, the Company sold 154,500 shares of Series E Convertible Preferred Stock at $10 per share to various accredited investors for a total consideration of $1,545,000. The Company sold 10,000 of such shares to Dr. Willis. From November 1996 through February 1997, the Company sold 245,500 additional shares of Series E Convertible Preferred Stock at $10 per share to various accredited investors for a total consideration of $2,455,000. The Company sold 54,550 of such shares to Dr. Willis. Each share of Series E Convertible Preferred Stock was converted into 1.2596 shares of Common Stock upon the closing of the IPO.

        On July 16, 1997, the Company sold 677,498 shares of Series F Convertible Preferred Stock at $6 per share to various accredited investors for a total consideration of $4,064,988. The Company sold 290,000 of such shares to Dr. Willis. The Company received payments for certain of the shares of Series F Preferred Stock issued on July 16, 1997 prior to such date and accounted for such payments as advances from stockholders. Each share of Series F Convertible Preferred Stock was converted into .6318 of one share of Common Stock upon the closing of the IPO.

        As consideration for the establishment of a strategic alliance in October 1997, the Company issued to NBC 1,280,000 shares of Series G Preferred, and NBC Multimedia made the Company the exclusive provider of technology and services for the distribution of NBC's entertainment audio/visual content by means of the Internet. The Company has granted NBC rights to include shares of Common Stock issuable upon conversion of the Series G Preferred in certain future registrations of Common Stock, as well as the right to demand on one occasion only that the Company register such shares of Common Stock after the Company becomes eligible to use Form S-3 under the Securities Act of 1933, as amended. NBC has agreed that neither it, nor its affiliates, will acquire or seek to acquire any of the Company's securities for a period of one year from October 10, 1997, the date of the Purchase Agreement.

        NBC Multimedia purchased 210,526 shares of Common Stock in a direct offering in November 1997 at $9.50 per share, the price per share to the public in the IPO. NBC Multimedia and NBC together currently own approximately 10.3% of the outstanding shares of capital stock of the Company. Upon consummation of the Direct Offering, the Company became obligated to pay NBC Multimedia $2,000,000 in installments over three calendar quarters for the costs of producing and operating the Revenue Sharing Area (as defined in the strategic alliance agreement) and the costs of advertising and promotions to be placed by the Company on web sites controlled by NBC.

                                   PROPOSAL 2

                PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S
                     EMPLOYEE QUALIFIED STOCK PURCHASE PLAN

        The Board of Directors has adopted, subject to stockholder approval, the Company's Employee Qualified Stock Purchase Plan (the "Purchase Plan). The Purchase Plan, and the rights of participants to make purchases thereunder, are intended to qualify under the provisions of Sections 421 and 423 of the Internal Revenue Code of 1986, as amended (the "Code"). The purpose of the Purchase Plan is to maintain competitive equity compensation programs and to provide an incentive for employees of the Company to acquire a proprietary interest in the Company through the purchase of Common Stock, thereby more closely aligning the interests of the employees and the stockholders.

        THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER OF THE COMPANY'S STOCK REPRESENTED AND VOTING AT THE ANNUAL MEETING WILL BE REQUIRED FOR APPROVAL OF THE PURCHASE PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE PURCHASE PLAN.

        The Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code. Proceeds received by the Company from the sale of Common Stock pursuant to the Plan will be used for general corporate purposes.

        The following is a description of the material provisions of the Purchase Plan. A copy of the proposed Purchase Plan is set forth in Appendix "A" to this Proxy Statement. The summary which follows is not intended to be complete and reference should be made to the Purchase Plan for a complete statement of its terms and provisions.

SECURITIES SUBJECT TO THE PLAN

        The Purchase Plan provides that an aggregate of 500,000 shares of the Company's Common Stock may be issued thereunder. The Purchase Plan also provides for appropriate adjustments in the number and kind of shares subject to the Purchase Plan and to outstanding Options in the event of a stock split, stock dividend or certain other similar changes in the Company's Common Stock and in the event of a reorganization, restructuring or certain other types of recapitalizations of the Company. The Committee (as herein defined) may make appropriate adjustments to the aggregate number and/or kind of shares of Common Stock subject to the Purchase Plan, and the price per share thereof if there is any restructuring, reorganization, recapitalization, stock dividend, stock split or other change in the corporate structure of the Company. In the event of any such merger or reorganization, the offering period under the Purchase Plan shall terminate immediately prior to the consummation of such merger or reorganization unless otherwise provided by the Committee.

ADMINISTRATION

        The Purchase Plan is administered by a committee (the "Committee") appointed by the Board consisting of not less than three members of the Board who are not officers or employees of the Company or any of its subsidiaries and who are non-employee directors within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). All questions of interpretation of the Purchase Plan are determined by the Committee, whose decisions are final and binding upon all participants.

ELIGIBILITY

        Subject to certain limitations imposed by Section 423 of the Code, any person who is employed by the Company (or any of its majority-owned subsidiaries that are not excluded from participation by the Committee) for at least twenty
(20) hours per week and more than five (5) months in a calendar year are eligible to participate in the Purchase Plan, provided that the employee has been continuously employed for six (6) months on the first day of an offering period. Eligible employees become participants in the Purchase Plan by delivering to the Company an enrollment agreement authorizing payroll deductions prior to the applicable offering period, unless another time for filing the enrollment agreement is set by the Committee for all eligible employees with respect to a given offering period.

OFFERING DATES

        The Purchase Plan is implemented through a series of 24-month offering periods, with a new offering period commencing on each February 1 and August 1 during the term of the Purchase Plan. The first offering period (a twenty-three-month period) commences on September 1, 1998. The last day of each six-month exercise period during each offering period under the Purchase Plan (i.e., each July 31 and January 31) will be an exercise date under the Purchase Plan. The Committee may later change the duration of the offering periods without stockholder approval.

PURCHASE PRICE

        Initially, the purchase price per share at which shares are sold under the Purchase Plan is equal to the lower of 85% of the fair market value of the Common Stock on the date of commencement of a 24-month offering period or 85% of the fair market value of the Common Stock on each exercise date of the option. The Committee may change the percentage rate from 85%; however, it may never be less than 85%. The fair market value of the

Common Stock on a given date will be the closing price of the Common Stock on the Nasdaq Stock Market as of such date. The closing price of the Company's Common Stock on the Nasdaq Stock Market on April 29, 1998 was $17.50 per share.

PAYMENT OF PURCHASE PRICE; PAYROLL DEDUCTIONS

        The purchase price of the shares is accumulated by payroll deductions during an offering period. Currently, the payroll deductions may be any whole percentage amount between 1% and 15% of a participant's eligible compensation on each payroll date during the offering period. These percentage amounts are subject to change at the sole discretion of the Board or the Committee. For purposes of the Purchase Plan, eligible compensation is defined to include the participant's full base salary, wages and commissions, but excluding, bonuses, overtime pay, shift premiums, any payments by the Company or its subsidiaries to any pension or profit sharing plan, fringe benefits and certain other forms of extraordinary pay. A participant may discontinue his or her participation in the Purchase Plan at any time during the offering period. In addition, a participant may, no more than once during each exercise period, reduce or increase the rate of payroll deductions. Payroll deductions will commence on the first payday following the offering date, and will continue at the same rate until the end of the offering period unless the participant terminates participation in the Purchase Plan or reduces or increases the rate of the payroll deductions.

        In the event that the purchase price per share of Common Stock at the beginning of any offering period is less than the purchase price per share of Common Stock at the beginning of any prior offering period which has not yet ended, the Committee in its discretion may terminate the participation of all participants in the prior offering period and enroll them in the newly beginning offering period at the same payroll deduction rate.

GRANT OF OPTIONS

        On the first day of each offering period, each eligible employee is granted an option to purchase, on each exercise date during the offering period, a number of shares of the Company's Common Stock determined by dividing the participant's contributions to the Purchase Plan by the applicable exercise price. This option grant limit is subject to change at the sole discretion of the Board or the Committee. Notwithstanding the foregoing, no employee is permitted to subscribe for shares under the Purchase Plan if immediately after the grant of the option, the employee would own 5% or more of the voting power or value of all classes of stock of the Company or of a parent or of any of its subsidiaries (including stock which may be purchased under the Purchase Plan or pursuant to any other options), nor shall any employee be granted an option which would permit the employee's rights to purchase stock under all of the Company's employee stock purchase plans to accrue at a rate which exceeds $25,000 worth of stock (determined based on the fair market value of the shares at the time the option is granted) in any calendar year.

EXERCISE OF OPTIONS

        Unless a participant withdraws from the Purchase Plan, such participant's option to purchase shares will be exercised automatically on each exercise date of the offering period to purchase the maximum number of full shares that may be purchased at the exercise price with the accumulated payroll deductions in the participant's account. Certificates representing fractional shares will not be issued.

WITHDRAWAL

        A participant's interest in a given offering period may be terminated in whole, but not in part, by signing and delivering to the Company a notice of withdrawal from the Purchase Plan. The failure to remain in the continuous employ of the Company or its participating majority-owned subsidiaries, if any, for at least 20 hours per week during an offering period will be deemed to be a withdrawal from that offering period.

NON-TRANSFERABILITY

        Options to purchase Common Stock under the Purchase Plan may not be transferred by a participant other than by will or under the laws of the descent and distribution and may be exercised during a participant's lifetime only by the participant.

AMENDMENT AND TERMINATION OF THE PLAN

        The Board of Directors may at any time amend or terminate the Purchase Plan, except that no amendment may be made that would cause the Purchase Plan to fail to meet the requirements for employee stock purchase plans as defined in
Section 423 of the Code.

FEDERAL INCOME TAX CONSEQUENCES

        The income tax consequences of the Plan under current federal law are summarized below. The discussion is intended to provide only general information. State and local income tax consequences are not discussed. The Plan is intended to qualify as an "employee stock purchase plan," as defined in
Section 423 of the Code.

        If an Option is granted to an employee under the Plan, no taxable income will result to such employee on the date the Option is granted or on any date that a semi-annual installment of the Option is exercised. If the employee does not dispose of the shares of Common Stock purchased upon any exercise of the Option within two years after the date on which the Option was granted or within one year after the transfer of the shares of such Common Stock to the employee (the "Holding Period"), or the employee dies while owning the shares, the employee will be taxed in the year in which the shares are disposed of, or the year closing with the employee's death, as follows:

               (a) The employee will be subject to ordinary income tax on an amount equal to the lesser of (i) the excess, if any, of the fair market value of the shares on the date on which they were disposed of over the amount paid for the shares, or (ii) the excess, if any, of the fair market value of the shares on the date the Option was granted over the Option Price; and

               (b) Any further gain realized by the employee on the disposition of the shares (after increasing the basis of these shares by the amount of ordinary income realized as described in (a) above) will be taxed as capital gain.

        If the employee disposes of the shares of Common Stock purchased upon exercise of the Option before the expiration of the Holding Period, the employee will realize ordinary income, reportable for the year of the disposition of such shares, to the extent of the excess of the fair market value of such shares on the date on which the Option was exercised, over the Option price for such shares. Any additional gain realized will be taxable as capital gain. If the Common Stock is disposed of before the expiration of the Holding Period and the amount realized is less than the fair market value of the Common Stock at the time of exercise, the employee will realize (i) ordinary income to the extent of the excess of the fair market value of such Common Stock on the date on which the Option was exercised, over the Option price for such Common Stock and (ii) capital loss to the extent the fair market value of such Common Stock on the exercise date exceeds the amount realized on the sale. If the employee realizes ordinary income as a result of a disposition before the expiration of the Holding Period, the amount of such ordinary income would be deductible by the Company for federal income tax purposes provided such amount constitutes an ordinary and necessary business expense.

        The foregoing described certain federal income tax consequences to participating employees in the Purchase Plan. The Company recommends that employees consult their personal tax advisors with respect to the federal, foreign (if applicable), state and local tax aspects of option grants, option exercises and any subsequent dispositions of the Common Stock acquired under the Purchase Plan.

PARTICIPATION IN PURCHASE PLAN BY EXECUTIVE OFFICERS AND OTHER EMPLOYEES

        Participation in the Purchase Plan is voluntary and is dependent on each eligible employee's election to participate and his or her determination as to the level of payroll deductions. Accordingly, future purchases by executive officers and other employees under the Purchase Plan are not determinable.


                                   PROPOSAL 3

    PROPOSAL TO APPROVE THE ADOPTION OF THE COMPANY'S 1998 STOCK OPTION PLAN

        On February 25, 1998 the Company's Board of Directors adopted the 1998 Stock Option Plan of InterVU Inc. (the "1998 Plan"). The stockholders are asked to approve the adoption of the 1998 Plan. In general, the 1998 Plan provides additional incentives to selected key employees, independent directors and consultants of the Company. The purpose of the 1998 Plan is to further the long-term stability and financial success of the Company by retaining key employees, directors and consultants who are able to contribute to the financial success of the Company. Moreover, the Board of Directors believes that offering the key employees, directors and consultants of the Company the opportunity to become owners of capital stock of the Company will help to align further their interests with those of the Company's stockholders generally.

        THE AFFIRMATIVE VOTE OF A MAJORITY OF THE VOTING POWER OF THE COMPANY'S STOCK REPRESENTED AND VOTING AT THE ANNUAL MEETING WILL BE REQUIRED FOR APPROVAL OF THE 1998 PLAN. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF THE 1998 PLAN.

        The following is a description of the material provisions of the 1998 Plan. A copy of the proposed 1998 Plan is set forth in Appendix "B" to this Proxy Statement. The summary which follows is not intended to be complete and reference should be made to the 1998 Plan for a complete statement of its terms and provisions.

        The principal purposes of the 1998 Plan are to provide incentives for independent directors, key employees and consultants of the Company and its subsidiaries through granting of options, thereby stimulating their personal and active interest in the Company's development and financial success, and inducing them to remain in the Company's employ.

        Under the 1998 Plan, not more than 2,000,000 shares of Common Stock (or their equivalent in other equity securities) are authorized for issuance upon exercise of options. Furthermore, the maximum number of shares which may be subject to options granted under the 1998 Plan to any individual in any fiscal year cannot exceed 100,000. The shares available under the 1998 Plan upon exercise of stock options may be either previously unissued shares or treasury shares, and may be equity securities of the Company other than Common Stock. The 1998 Plan provides for appropriate adjustments in the number and kind of shares subject to the 1998 Plan and to outstanding grants thereunder in the event of a distribution, stock dividend or certain other types of recapitalizations, including restructuring.

        A total of 775,954 shares remain available for grant under the Company's 1996 Stock Option Plan. To the extent the Company's stockholders approve the 1998 Plan and the reservation of 2,000,000 shares for issuance thereunder, the Company will not issue options under the 1996 Stock Option Plan to purchase the 775,954 shares currently reserved for issuance but not subject to options granted thereunder. Instead, the Company no longer will reserve such shares for issuance pursuant to the 1996 Stock Option Plan, and such shares will remain as authorized but unissued shares of the Company, subject to issuances from time to time by the Company pursuant to an employee benefit plan or otherwise.

        If any portion of a stock option terminates or lapses unexercised, or is canceled upon grant of a new option (which may be at a higher or lower exercise price than the option so canceled), the shares which were subject to the unexercised portion of such option will continue to be available for issuance under the 1998 Plan.

ADMINISTRATION

        The 1998 Plan is administered by the Compensation Committee or a subcommittee thereof (referred to herein as the "Committee"), consisting of at least two members of the Board, none of whom is an officer or employee of the Company. However, most decisions regarding independent directors under the 1998 Plan will be made by the Board of Directors. The Committee (or the Board of Directors in the case of independent directors) is authorized to select from among the eligible employees, directors and consultants the individuals to whom options are to be granted and to determine the number of shares to be subject thereto and the terms and conditions thereof, consistent with the 1998 Plan. The Committee is also authorized to adopt, amend and rescind rules relating to the administration of the 1998 Plan.

PAYMENT FOR SHARES

        The exercise or purchase price for all options to acquire shares of the Company's Common Stock, together with any applicable tax required to be withheld, must be paid in full in cash at the time of exercise or purchase or may, with the approval of the Committee, be paid in whole or in part in Common Stock of the Company owned by the Optionee (or issuable upon exercise of the option) and having a fair market value on the date of exercise equal to the aggregate exercise price of the shares so to be purchased. The Committee may also provide, in the terms of an option or other right, that the purchase price may be payable within thirty days after the date of exercise. The Committee may also authorize other lawful consideration to be applied to the exercise or purchase price of an award.

AMENDMENT AND TERMINATION

        Amendments of the 1998 Plan to increase the number of shares as to which options may be granted in the aggregate or to any individual (except for adjustments) require the approval of the Company's stockholders. In all other respects the 1998 Plan can be amended, modified, suspended or terminated by the Committee, unless such action would otherwise require stockholder approval as a matter of applicable law, regulation or rule. Amendments of the 1998 Plan will not, without the consent of the participant, affect such person's rights under an award previously granted, unless the award itself otherwise expressly so provides. No termination date is specified for the 1998 Plan.

ELIGIBILITY

        Options under the 1998 Plan may be granted to individuals who are then officers or other employees of the Company or any of its present or future subsidiaries and who are determined by the Committee to be key employees. Such awards also may be granted to consultants of the Company selected by the Committee and independent directors selected by the Board of Directors for participation in the 1998 Plan. Approximately 50 officers, key employees and consultants are eligible to participate in the 1998 Plan. More than one option may be granted to a key employee, independent director or consultant, but the aggregate fair market value (determined at the time of grant) of shares with respect to which an Incentive Stock Option is first exercisable by an Optionee (i.e. "vests") during any calendar year cannot exceed $100,000.

AWARDS UNDER THE 1998 PLAN

        The 1998 Plan provides that the Committee may grant or issue stock options. Each grant or issuance will be set forth in a separate agreement with the person receiving the award and will indicate the type, terms and conditions of the award.

        Nonqualified stock options ("NQSOs") will provide for the right to purchase Common Stock at a specified price which may not be less than 85% of the fair market value on the date of grant and usually will become exercisable (in the discretion of the Committee) in one or more installments after the grant date. NQSOs may be granted for any term specified by the Committee.

        Incentive stock options, if granted, will be designed to comply with the provisions of the Code and will be subject to restrictions contained in the Code, including exercise prices equal to at least 100% of fair market value of Common Stock on the grant date and a ten year restriction on their term, but may be subsequently modified to disqualify them from treatment as an incentive stock option. Incentive stock options may be granted only to employees.

MISCELLANEOUS PROVISIONS OF THE 1998 PLAN

        Options and other rights to acquire Common Stock of the Company granted under the 1998 Plan may provide for their termination upon dissolution or liquidation of the Company, the merger or consolidation of the Company into another corporation, or the acquisition by another corporation of all or substantially all of the Company's assets; but in such event the Committee may also give Optionees the right to exercise their outstanding options or rights in full during some period prior to such event, even though the options or rights have not yet become fully exercisable. Options and other rights granted under the 1998 Plan may provide that in the event of a "change in control" of the Company (as defined in the option agreement) all previously unexercisable options and rights become immediately exercisable unless such options and rights, or portions thereof, are determined by the Committee to constitute, when exercised, "excess parachute payments" (as defined in Section 280G of the Code). If any option or other right does not contain such limitation, and its exercisability is accelerated upon a change in control, it is possible that an Optionee may be liable for an excise tax on the amount attributable to such acceleration (and any other payments made in connection with such change in control).

        The 1998 Plan specifies that the Company may make loans to 1998 Plan participants to enable them to exercise options granted under the 1998 Plan. The terms and conditions of such loans, if any are made, are to be set by the Committee.

        In consideration of the granting of a stock option the employee, independent director or consultant must agree in the written agreement embodying such award to remain in the employ of, or to continue as a consultant for, the Company or a subsidiary of the Company for at least one year after the award is granted.

        The dates on which options under the 1998 Plan first become exercisable and on which they expire will be set forth in individual stock options or other agreements setting forth the terms of the awards. Such agreements generally will provide that Options expire upon termination of the Optionee's status as an employee, consultant or director, although the Committee may provide that such options continue to be exercisable following a termination without cause, or following a change in control of the Company, or because of the Optionee's retirement, death, disability or otherwise. The period during which the right to exercise an Option vests in the Optionee shall be set by the Committee. However, unless the Committee states otherwise no Option will be exercisable by an Optionee subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. In addition, Options granted to independent directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third, and fourth anniversaries of the date of the Option grant.

        No option to acquire Common Stock granted under the 1998 Plan may be assigned or transferred by the Optionee, except by will or the laws of intestate succession, although the shares underlying such rights may be transferred if all applicable restrictions have lapsed. During the lifetime of the holder of any option or right, the option or right may be exercised only by the holder.

        The Company requires participants to discharge withholding tax obligations in connection with the exercise of any option or other right granted under the 1998 Plan, or the lapse of restrictions on restricted stock, as a condition to the issuance or delivery of stock or payment of other compensation pursuant thereto. Shares held by or to be issued to a participant may also be used to discharge tax withholding obligations related to exercise of options, subject to the discretion of the Committee to disapprove such use. In addition, the Committee may grant to employees a cash bonus in the amount of any tax related to awards.

FEDERAL INCOME TAX CONSEQUENCES

        The income tax consequences of the 1998 Plan under current federal law are summarized below. The discussion is intended to provide only general information. State and local income tax consequences are not discussed.

        Non-Qualified Stock Options. Holders of non-qualified stock options will not realize income for federal income tax purposes as a result of the grant of the option, but normally will realize compensation income upon exercise of the non-qualified stock option to the extent that the fair market value of the shares on the date of exercise of the option exceeds the aggregate option exercise price paid. The Company (or the corporation that is the employer of the Optionee) is entitled to a deduction in the same amount at the time of exercise of the option, provided that the Company (or the corporation that is the employer of the Optionee) reports on a timely basis the taxes on the ordinary income realized by an Optionee upon the exercise of a non-qualified stock option.

        Optionees who are subject to the short-swing profits restrictions of
Section 16(b) of the Exchange Act ("Insiders") may be affected by Section 83(c) of the Code. Section 83(c) provides generally that, unless the Insider otherwise elects, so long as the sale of securities at a profit could subject an Insider to suit under Section 16(b), the imposition and calculation of the tax on any compensation income realized will be deferred until the six-month Section 16(b) period expires. Amendments to the rules under Section 16 of the Exchange Act, effective May 1, 1991, provide that option exercises will not constitute "purchases" for Section 16(b) purposes. As a result, Section 83(c) will no longer apply to option exercises (provided the option has been held for six months or more) and Insiders will be taxed on the difference between the option exercise price and the fair market value of the stock at the date of exercise.

        Pursuant to the 1998 Plan, a holder of non-qualified stock options may exercise such options through delivery of shares of the Company's Common Stock already held by such holder. The tax consequences resulting from the exercise of non-qualified stock options through the delivery of already-owned shares are not completely certain. The Internal Revenue Service in a published ruling has taken the position that the tax consequences of exercising options with shares of the Company's Common Stock must be determined separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as compensation income). Specifically, to the extent the number of shares of the Company's Common Stock acquired upon exercise of the options equals the number of shares of Common Stock delivered, the Optionee will not recognize gain and the Optionee's basis in the Common Stock acquired upon such exercise will equal the Optionee's basis in the surrendered shares of the Common Stock. Any additional shares of the Common Stock acquired upon such exercise will result in compensation income to the Optionee in an amount equal to their then fair market value and, accordingly, the basis in such additional shares of the Common Stock will be their fair market value.

        A holder exercising a non-qualified stock option may elect to pay amounts required to be withheld under Federal, state or local law in connection with the exercise of the option by having a portion of the shares purchased upon exercise retained by the Company. The shares of stock retained will be treated as sold to the Company and the holder generally will not realize a gain on the sale, unless the option is exercised through the delivery of already-owned shares. If the option is exercised through the delivery of already-owned shares, the holder may realize gain on the shares of stock retained by the Company to the extent the fair market value of the shares retained on the date of exercise of the option exceeds the holder's basis in such shares.

        Also, a holder exercising a non-qualified stock option may elect to pay for the shares of stock purchased upon exercise and all applicable withholding taxes by having a portion of the shares of stock purchased upon exercise sold by the holder's broker and the proceeds of the sale paid to the Company. The holder will realize additional gain or loss on the sale of the shares of stock by the holder's broker based on the difference between the fair market value of the shares of stock on the exercise date and the sale price.

        Incentive Stock Options. Holders of incentive stock options will not realize income for federal income tax purposes upon either the grant of the option or its exercise. However, the amount by which the fair market value of the shares purchased upon exercise of the option exceeds the option price will be an "item of adjustment" for purposes of alternative minimum tax. Upon the sale or other taxable disposition of the shares purchased upon exercise of the option, long-term capital gain will normally be recognized in the full amount of the difference between the amount realized and the option exercise price if no disposition of the shares has taken place within either (i) two years from the date of grant of the option or (ii) one year from the date of transfer of the shares to the Optionee upon exercise. If the shares are sold or otherwise disposed of before the end of such one-year or two-year periods, the difference between the option price and the fair market value of the shares on the date on which the option is exercised will be taxed as ordinary income; the balance of the gain, if any, will be taxed as capital gain. If there is a disposition of the shares before the expiration of such one-year or two-year periods and the amount realized is less than the fair market value of the shares at the date of exercise, the Optionee's ordinary income is limited to the amount realized less the option exercise price paid. The Company (or other employer corporation) will be entitled to a tax deduction in regard to an incentive stock option only to the extent the Optionee has ordinary income upon sale or other disposition of the shares received upon exercise of the option.

        As with non-qualified stock options, a holder of incentive stock options may exercise such options through delivery of shares of the Company's Common Stock already held by such holder. Although the analysis in this paragraph is under study by the Internal Revenue Service, pursuant to Proposed Treasury Regulation Section 1.422A-2, the tax consequences of exercising incentive stock options with shares of the Company's Common Stock must be analyzed separately for the number of shares received upon exercise equal to the number of shares surrendered (as a tax-free exchange of stock for stock) and the remaining shares received upon exercise (as an incentive stock option transaction). Specifically, the Optionee's basis in the Company's Common Stock acquired upon such exercise, to the extent of the number of shares delivered, is equal to his or her basis in the surrendered shares. The Optionee's basis in any additional shares of Common Stock acquired upon such exercise is zero. If an Optionee delivers Common Stock acquired by the exercise of incentive stock options to acquire other Common Stock in connection with the exercise of incentive stock options, such Optionee will recognize compensation income on the transaction if the delivered Common Stock has not been held for the required one-year or two-year holding period. In addition, any sale or other disposition of Common Stock acquired by exercising the incentive stock options through delivery of the Company's Common Stock, within the one-year or two-year period, will be viewed first as a disposition of Common Stock with the zero basis.

        A holder exercising an incentive stock option may elect to pay for the shares of stock purchased upon exercise by having a portion of the shares of stock purchased upon exercise sold by the holder's broker and the proceeds of the sale paid to the Company. The sale of the shares of stock by the holder's broker will be a disposition of the shares before the end of the one-year or two-year holding period. As a result, the difference between the option price of the shares of stock sold by the broker and the fair market value of the shares of stock, determined on the date on which the option is exercised, will be taxed as ordinary income; the balance of any gain will be taxed as capital gain. If the amount realized on the sale of the stock sold by the broker is less than the fair market value of the shares on the date of exercise, the holder's ordinary income is limited to the amount realized less the option exercise price paid. The Company (or other employer corporation) will be entitled to a tax deduction to the extent the holder has ordinary income upon the sale of the shares of stock sold by the holder's broker.

                                     GENERAL

INDEPENDENT ACCOUNTANTS

        The Board of Directors has selected Ernst & Young LLP to serve as the Company's independent accountants for the 1998 fiscal year.

COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT

        Under Section 16(a) of the Exchange Act, directors, officers and beneficial owners of 10 percent or more of the Company's Common Stock ("Reporting Persons") are required to report to the Commission on a timely basis the initiation of their status as a Reporting Person and any changes with respect to their beneficial ownership of the Company's Common Stock. Based solely on its review of such forms received by it and the written representations of its Reporting Persons, the Company has determined that no Reporting Persons known to it were delinquent with respect to his or her reporting obligations as set forth in Section 16(a) of the Exchange Act, except that a Form 3 for William Grimes, the Company's Vice Chairman of the Board, was filed on November 21, 1997, two days after such form was required to be filed.

STOCKHOLDER PROPOSALS

        A proposal to be considered for inclusion in the Company's proxy statement for the next annual meeting shall be received at the Company's principal executive offices not later than January 20, 1999.

ANNUAL REPORT

        The Annual Report of the Company for the year ended December 31, 1997 will be mailed to stockholders of record on or about May 20, 1997. The Annual Report does not constitute, and should not be considered, a part of this Proxy solicitation material.

        If any person who was a beneficial owner of Common Stock of the Company on the record date for the Annual Meeting of Stockholders desires additional information, a copy of the Company's Annual Report on Form 10-K will be furnished without charge upon receipt of a written request identifying the person so requesting a report as a stockholder of the Company at such date. Requests should be directed to InterVU Inc., 201 Lomas Santa Fe Drive, Solana Beach, California 92075, Attention: Secretary.

OTHER MATTERS

        The Board of Directors does not know of any matter to be presented at the Annual Meeting which is not listed on the Notice of Annual Meeting and discussed above. If other matters should properly come before the meting, however, the persons named in the accompanying Proxy will vote all Proxies in accordance with their best judgment.

           ALL STOCKHOLDERS ARE URGED TO COMPLETE, SIGN AND RETURN THE
                ACCOMPANYING PROXY CARD IN THE ENCLOSED ENVELOPE.

                                        By Order of the Board of Directors



                                        Danielle D. McGee
                                        Secretary

Dated: April 30, 1998

                                                                    APPENDIX "A"


                                THE INTERVU INC.
                     EMPLOYEE QUALIFIED STOCK PURCHASE PLAN


        InterVU Inc., a corporation organized under the laws of the State of Delaware (the "Company"), hereby adopts The InterVU Inc. Employee Qualified Stock Purchase Plan (the "Plan"). The purposes of the Plan are as follows:

        (1) To assist employees of the Company and its Subsidiary Corporations (as defined below), if any, in acquiring a stock ownership interest in the Company pursuant to a plan which is intended to qualify as an "employee stock purchase plan" within the meeting of Section 423(b) of the Internal Revenue Code of 1986, as amended.

        (2) To help employees provide for their future security and to encourage them to remain in the employment of the Company and its Subsidiary Corporations.

1.      DEFINITIONS

        Whenever any of the following terms is used in the Plan with the first letter or letters capitalized, it shall have the following meaning unless context clearly indicates to the contrary (such definitions to be equally applicable to both the singular and the plural forms of the terms defined):

               (a) "Authorization" has the meaning assigned to that term in
        Section 3(b) hereof.

               (b) "Board of Directors" or "Board" means the Board of Directors of the Company.

               (c) "Code" means the Internal Revenue Code of 1986, as amended.

               (d) "Committee" means the committee appointed to administer the Plan pursuant to Section 12 hereof.

               (e) "Company" means InterVU Inc., a Delaware corporation.

               (f) "Date of Exercise" means, with respect to any Option, the last day of the Offering Period for which the Option was granted.

               (g) "Date of Grant" means, with respect to any Option, the date upon which the Option is granted, as set forth in Section 3(a) hereof.

               (h) "Eligible Compensation" means the employee's base pay.

               (i) "Eligible Employee" means an employee of the Company or any Subsidiary Corporation (1) who does not, immediately after the option is granted, own stock possessing five percent or more of the total combined voting power or value of all classes of stock of the Company, a Parent Corporation or a Subsidiary Corporation; (2) who has been employed by the Company or any Subsidiary Corporation for not less than thirty (30) days; (3) whose customary employment is for more than 20 hours per week; and (4) whose customary employment is for more than five months in any calendar year. For purposes of paragraph (i), the rules of Section 424(d) of the Code with regard to the attribution of stock ownership shall apply in determining the stock ownership of an individual, and stock which an employee may purchase under outstanding options shall be treated as stock owned by the employee. During a leave of absence meeting the requirements of Treasury Regulation 1.421-7(h)(2), an individual shall be treated as an employee of the Company or Subsidiary Corporation employing such individual immediately prior to such leave. "Eligible Employee" shall not include any director of the Company or any Subsidiary Corporation who does not render services to the Company in the status of an employee within the meaning of Section 3401(c) of the Code.

               (j) "Offering Period" shall mean the six-month periods commencing March 31 and September 30 of each Plan Year as specified in Section 3(a) hereof or such other dates which are six months apart as determined by the Committee. Options shall be granted on the Date of Grant and exercised on the Date of Exercise as provided in Sections 3(a) and 4(a) hereof.

               (k) "Option" means an option granted under the Plan to an Eligible Employee to purchase shares of the Company's Stock.

               (l) "Option Period" means, with respect to any Option, the period beginning upon the Date of Grant and ending upon the Date of Exercise.

               (m) "Option Price" has the meaning set forth in Section 4(b) hereof.

               (n) "Parent Corporation" means any corporation, other than the Company, in an unbroken chain of corporations ending with the Company if, at the time of the granting of the Option, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

               (o) "Participant" means an Eligible Employee who has complied with the provisions of Section 3(b) hereof.

               (p) "Payday" means the regular and recurring established day for payment of cash compensation to employees of the Company or any Subsidiary Corporation.

               (q) "Plan" means the InterVU Inc. Employee Qualified Stock Purchase Plan.

               (r) "Plan Year" means the calendar year.

               (s) "Stock" means the shares of the Company's Common Stock, $0.001 par value per share.

               (t) "Subsidiary Corporation" means any corporation, other than the Company, in an unbroken chain of corporations beginning with the Company if, at the time of the granting of the Option, each of the corporations other than the last corporation in an unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

2.      STOCK SUBJECT TO THE PLAN

        Subject to the provisions of Section 9 hereof (relating to adjustments upon changes in the Stock) and Section 11 hereof (relating to amendments of the
Plan), the Stock which may be sold pursuant to Options granted under the Plan shall not exceed in the aggregate [500,000] shares, and may be unissued shares or treasury shares or shares bought on the market for purposes of the Plan.

3.      GRANT OF OPTIONS

        (a) General Statement. The Company shall offer Options under the Plan to all Eligible Employees in successive six-month Offering Periods until the earlier of (i) the date when the number of shares of Stock available under the Plan have been sold or (ii) the date when the Plan is terminated. Dates of Grant shall include March 31 and September 30 of each Plan Year and/or such other date or dates as the Committee may from time to time determine. Each Option shall expire on the Date of Exercise immediately after the automatic exercise of the Option pursuant to
Section 4(a) hereof. The number of shares of Stock subject to each Option shall equal the payroll deductions authorized by each Participant in accordance with subsection (b) hereof for the Option Period, divided by the Option Price, except as provided in Section 4(a); provided, however, that the maximum number of shares subject to any Option shall not exceed 10,000.

        (b) Election to Participate; Payroll Deduction Authorization. Except as provided in subsection (d) hereof, an Eligible Employee shall participate in the Plan only by means of payroll deduction. Each Eligible Employee who elects to participate in the Plan shall deliver to the Company during the calendar month preceding a Date of Grant no later than ten (10) working days before such Date of Grant, a completed and executed written payroll deduction authorization in a form prepared by the Company (the "Authorization"). An Eligible Employee's Authorization shall give notice of such Eligible Employee's election to participate in the Plan for the next following Offering Period and subsequent Offering Periods and shall designate a stated whole dollar amount of Eligible Compensation to be withheld on each Payday. The amount withheld shall not be less than $10.00 each Payday and the stated amount shall not exceed 10% of Eligible Compensation. The cash compensation payable to a Participant for an Offering Period shall be reduced each Payday through a payroll deduction in an amount equal to the stated withdrawal amount specified in the Authorization payable on such Payday, and such amount shall be credited to the Participant's account under the Plan. Any Authorization shall remain in effect until the Eligible Employee amends the same pursuant to this subsection, withdraws pursuant to Section 5 or ceases to be an Eligible Employee pursuant to Section 6.

        (c) $25,000 Limitation. No Eligible Employee shall be granted an Option under the Plan which permits his rights to purchase stock under the Plan and under all other employee stock purchase plans of the Company, any Parent Corporation or any Subsidiary Corporation subject to the Section 423 to accrue at a rate which exceeds $25,000 of fair market value of such stock (determined at the time the Option is granted) for each calendar year in which the Option is outstanding at any time. For purpose of the limitation imposed by this subsection, the right to purchase stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year, the right to purchase stock under an Option accrues at the rate provided in the Option, but in no case may such rate exceed $25,000 of the fair market value of such stock (determined at the time such Option is granted) for any one calendar year, and a right to purchase stock which has accrued under an Option may not be carried over to any other Option.

        (d) Leaves of Absence. During a leave of absence meeting the requirements of Treasury Regulation Section 1.421-7(h)(2), a Participant may continue to participate in the Plan by making cash payments to the Company on each Payday equal to the amount of the Participant's payroll deductions under the Plan for the Payday immediately preceding the first day of such Participant's leave of absence.

4.      EXERCISE OF OPTIONS; OPTION PRICE

        (a) General Statement. Each Participant automatically and without any act on such Participant's part shall be deemed to have exercised such Participant's Option on the Date of Exercise to the extent that the balance then in the Participant's account under the Plan is sufficient to purchase at the Option Price whole shares of the Stock subject to the Option. Certificates representing fractional shares will not be issued.

        (b) Option Price Defined. The option price per share of Stock (the "Option Price") to be paid by a Participant upon the exercise of the Participant's Option shall be equal to 85% of the lesser of the fair market value of a share of Stock on the Date of Exercise or the fair market value of a share of Stock on the Date of Grant. The fair market value of a share of Stock as of a given date shall be: (i) the closing sale price of a share of Stock on the principal exchange on which the Stock is then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; (ii) if the Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Stock is then quoted on the Nasdaq National Market or the Nasdaq SmallCap Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for a share of the Stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as reported by Nasdaq or such successor quotation system; (iii) if the Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as determined in good faith by the Committee; or (iv) if the Stock is not publicly traded, the fair market value of a share of Stock established by the Committee acting in good faith.

        (c) Delivery of Share Certificate. As soon as practicable after the exercise of any Option, the Company will deliver to the Participant or his or her nominee the whole shares of Stock purchased by the Participant from funds credited to the Participant's account under the Plan. Any fractional shares of Stock or cash in lieu of fractional shares of Stock remaining after the purchase of whole shares of Stock upon exercise of an Option will be credited to such Participant's account and carried forward and, in the case of cash in lieu of fractional shares, applied toward the purchase of whole shares of Stock pursuant to the Option, if any, granted to such Participant for the next following Offering Period. Certificates representing fractional shares will not be issued. In the event the Company is required to obtain authority from any commission or agency to issue any such certificate, the Company shall seek to obtain such authority. The inability of the Company to obtain authority from any such commission or agency which the Committee in its absolute discretion, deems necessary for the lawful issuance of any such certificate shall relieve the Company from liability to any Participant except to pay to the Participant the amount of the balance in the Participant's account in cash in one lump sum without any interest thereon.

        (d) Pro Rata Allocations. If the total number of shares of Stock for which Options are to be exercised on any date exceeds the number of shares remaining unsold under the Plan (after deduction of all shares for which Options have theretofore been exercised), the Committee shall make a pro rata allocation of the available remaining shares in as nearly a uniform manner as shall be practicable and any balance of payroll deductions credited to the accounts of Participants which have not been applied to the purchase of shares of Stock shall be paid to such Participants in cash in one lump sum within sixty (60) days after the Date of Exercise, without any interest thereon.

5.      WITHDRAWAL FROM THE PLAN

        (a) General Statement. Any Participant may withdraw from participation under the Plan at any time, except that no Participant may withdraw during the last ten business (10) days of any Offering Period. A Participant who wishes to withdraw from the Plan must deliver to the Company a notice of withdrawal in a form prepared by the Company (the "Withdrawal Election") not later than ten business (10) days prior to the Date of Exercise during any Offering Period. Upon receipt of a Participant's Withdrawal Election, the Company shall pay to the Participant the amount of the balance in the Participant's account under the Plan in cash in one lump sum within sixty (60) days, without any interest thereon. Upon receipt of a Participant's Withdrawal Election by the Company, the Participant shall cease to participate in the Plan and the Participant's Option shall terminate.

        (b) Eligibility Following Withdrawal. A Participant who withdraws from the Plan and who is still an Eligible Employee shall be eligible to participate again in the Plan as of any subsequent Date of Grant (other than the Date of Grant that is the same date as the Exercise Date for the Offering Period during which such Participant withdraws from the Plan) by delivering to the Company an Authorization pursuant to Section 3(b) hereof.

6.      TERMINATION OF EMPLOYMENT

        (a) Termination of Employment Other than by Death. If the employment of a Participant terminates other than by death, the Participant's participation in the Plan automatically and without any act on the Participant's part shall terminate as of the date of the termination of the Participant's employment. As soon as practicable after such a termination of employment, the Company will pay to the Participant the amount of the balance in the Participant's account under the Plan without any interest thereon. Upon a Participant's termination of employment covered by this Section 6(a), the Participant's Authorization, interest in the Plan and Option under the Plan shall terminate.

        (b) Termination By Death. If the employment of a participant is terminated by the Participant's death, the executor of the Participant's will or the administrator of the Participant's estate by written notice to the Company may request payment of the balance in the Participant's account under the Plan, in which event the Company shall make such payment without any interest thereon as soon as practicable after receiving such notice. Upon receipt of such notice the Participant's Authorization, interest in the Plan and Option under the Plan shall terminate. If the Company does not receive such notice prior to the next Date of Exercise, the Participant's Option shall be deemed to have been exercised on such Date of Exercise.

7.      RESTRICTION UPON ASSIGNMENT

        An Option granted under the Plan shall not be transferable other than by will or the laws of descent and distribution, and is exercisable during the Participant's lifetime only by the Participant. Except as provided in Section 6(b) hereof, an Option may not be exercised to any extent except by the Participant. The Company shall not recognize and shall be under no duty to recognize any assignment or alienation of the Participant's interest in the Plan, the Participant's Option or any rights under the Participant's Option.

8.      NO RIGHTS OF STOCKHOLDERS UNTIL SHARES ISSUED

        With respect to shares of Stock subject to an Option, a Participant shall not be deemed to be a stockholder of the Company, and the Participant shall not have any of the rights or privileges of a stockholder, until such shares have been issued to the Participant or his or her nominee following exercise of the Participant's Option. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash securities, or other property) or distribution or other rights for which the record date occurs prior to the date of such issuance, except as otherwise expressly provided herein.

9.      CHANGES IN THE STOCK; ADJUSTMENTS OF AN OPTION

        Whenever any change is made in the Stock or to Options outstanding under the Plan, by reason of a stock split, stock dividend, recapitalization or other subdivision, combination, or reclassification of shares, appropriate action shall be taken by the Committee to adjust accordingly the number of shares of Stock subject to the Plan and the number and the Option Price of shares of Stock subject to the Options outstanding under the Plan to preserve, but not increase, the rights of Participants hereunder.

10.     USE OF FUNDS; NO INTEREST PAID

        All funds received or held by the Company under the Plan shall be included in the general funds of the Company free of any trust or other restriction and may be used for any corporate purpose. No interest will be paid to any Participant or credited to any Participant's account under the Plan with respect to such funds.

11.     AMENDMENT OF THE PLAN

        The Board of Directors may amend, suspend, or terminate the Plan at any time and from time to time, provided that approval by a vote of the holders of more than 50% of the outstanding shares of the Company's capital stock entitled to vote shall be required to amend the Plan (i) to change the number of shares of Stock reserved for sale pursuant to Options under the Plan, (ii) to decrease the Option Price below a price computed in the manner stated in Section 4(b) hereof, (iii) to alter the requirements for eligibility to participate in the Plan or (iv) in any manner that would cause the Plan to no longer be an "employee stock purchase plan" within the meaning of Section 423(b) of the Code.

12.     ADMINISTRATION BY COMMITTEE; RULES AND REGULATIONS

        (a) Appointment of Committee. The Plan shall be administered by the Committee, which shall be composed of not less than two members of the Board of Directors, none of whom shall be eligible to serve on the Committee unless such member is then a "non-employee director" within the meaning of Rule 16b-3 which has been adopted by the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended. Each member of the Committee shall serve for a term commencing on a date specified by the Board of Directors and continuing until the member dies or resigns or is removed from office by the Board of Directors. The Committee at its option may utilize the services of an agent to assist in the administration of the Plan including establishing and maintaining an individual securities account under the Plan for each Participant.

        (b) Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with the provisions of the Plan. The Committee shall have the power to interpret the Plan and the terms of the Options and to adopt such rules for the administration, interpretation, and application of the Plan as are consistent therewith and to interpret, amend or revoke any such rules. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

        (c) Majority Rule. The Committee shall act by a majority of its members in office. The Committee may act either by vote at a meeting or by a memorandum or other written instrument signed by a majority of the Committee.

        (d) Compensation; Professional Assistance; Good Faith Actions. All expenses and liabilities incurred by members of the Committee in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers or other persons. The Committee, the Company and its officers and directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee in good faith shall be final and binding upon all Participants, the Company and all other interested persons. No member of the Committee shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or the Options, and all members of the Committee shall be fully protected by the Company in respect to any such action, determination, or interpretation.

13.     NO RIGHTS AS AN EMPLOYEE

        Nothing in the Plan shall be construed to give any person (including any Eligible Employee or Participant) the right to remain in the employ of the Company, a Parent Corporation or a Subsidiary Corporation or to affect the right of the Company, any Parent Corporation or any Subsidiary Corporation to terminate the employment of any person (including any Eligible Employee or Participant) at any time, with or without cause.

14.     MERGER, ACQUISITION OR LIQUIDATION OF THE COMPANY

        In the event of the merger or consolidation of the Company into another corporation, the acquisition by another corporation of all or substantially all of the Company's assets or 50% or more of the Company's then outstanding voting stock, the liquidation or dissolution of the Company or any other reorganization of the Company, the Date of Exercise with respect to outstanding Options shall be the business day immediately preceding the effective date of such merger, consolidation, acquisition, liquidation, dissolution, or reorganization unless the Committee shall, in its sole discretion, provide for the assumption or substitution of such Options in a manner complying with Section 424(a) of the Code.

15.     TERM; APPROVAL BY STOCKHOLDERS

        No Option may be granted during any period of suspension of the Plan or after termination of the Plan. The Plan shall be submitted for the approval of the Company's stockholders within 12 months after the date of the Board of Directors' adoption of the Plan. Options may be granted prior to such stockholder approval; provided, however, that such Options shall not be exercisable prior to the time when the Plan is approved by the stockholders; and provided, further, that if such approval has not been obtained by the end of said 12-month period, all Options previously granted under the Plan shall thereupon expire.

16.     EFFECT UPON OTHER PLANS

        The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, any Parent Corporation or any Subsidiary Corporation. Nothing in this Plan shall be construed to limit the right of the Company, any Parent Corporation or any Subsidiary Corporation (a) to establish any other forms of incentives or compensation for employees of the Company, any Parent Corporation or any Subsidiary Corporation or (b) to grant or assume options otherwise than under this Plan in connection with any proper corporate purpose, including, but not by way of limitation, the grant or assumption of options in connection with the acquisition, by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, firm or association.

17.     CONDITIONS TO ISSUANCE OF STOCK CERTIFICATES.

        The Company shall not be required to issue or deliver any certificate or certificates for shares of Stock purchased upon the exercise of Options prior to fulfillment of all the following conditions:

               (a) The admission of such shares to listing on all stock exchanges, if any, on which is then listed; and

               (b) The completion of any registration or other qualification of such shares under any state or federal law or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body, which the Committee shall, in its absolute discretion, deem necessary or advisable; and

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its absolute discretion, determine to be necessary or advisable; and

               (d) The payment to the Company of all amounts which it is required to withhold under federal, state or local law upon exercise of the Option; and

               (e) The lapse of such reasonable period of time following the exercise of the Option as the Committee may from time to time establish for reasons of administrative convenience.

18.     NOTIFICATION OF DISPOSITION

        Each Participant shall give prompt notice to the Company of any disposition or other transfer of any shares of Stock purchased upon exercise of an Option if such disposition or transfer is made (a) within two (2) years from the Date of Grant of the Option or (b) within one (1) year after the transfer of such shares to such Participant upon exercise of such Option. Such notice shall specify the date of such disposition or other transfer and the amount realized, in cash, other property, assumption of indebtedness or other consideration, by the Participant in such disposition or other transfer.

19.     NOTICES

        Any notice to be given under the terms of the Plan to the Company shall be addressed to the Company in care of its Secretary and any notice to be given to any Eligible Employee or Participant shall be addressed to such Employee at such Employee's last address as reflected in the Company's records. By a notice given pursuant to this Section 19, either party may designate a different address for notices to be given to it, him or her. Any notice which is required to be given to an Eligible Employee or a Participant shall, if the Eligible Employee or Participant is then deceased, be given to the Eligible Employee's or Participant's personal representative if such representative has previously informed the Company of his status and address by written notice under this Section. Any notice shall have been deemed duly given if enclosed in a properly sealed envelope addressed as aforesaid at the time it is deposited (with postage prepaid) in a post office or branch post office regularly maintained by the United States Postal Service.

20.     HEADINGS

        Headings are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                                                    APPENDIX "B"


                           THE 1998 STOCK OPTION PLAN
                                       OF
                                  INTERVU INC.

               InterVU Inc., a Delaware corporation (the "Company"), has adopted The 1998 Stock Option Plan of InterVU Inc. (the "Plan"), effective ___________, 1998, for the benefit of its eligible employees, consultants and directors. The Plan consists of two plans, one for the benefit of key Employees (as such term is defined below) and consultants and one for the benefit of Independent Directors (as such term is defined below).

               The purposes of this Plan are as follows:

               (1) To provide an additional incentive for directors, key Employees [and consultants] to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which recognizes such growth, development and financial success.

               (2) To enable the Company to obtain and retain the services of directors, key Employees and consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.


                                   ARTICLE I.

                                   DEFINITIONS

               1.1. General. Wherever the following terms are used in this Plan they shall have the meanings specified below, unless the context clearly indicates otherwise.

               1.2. Award Limit. "Award Limit" shall mean 100,000 shares of Common Stock, as adjusted pursuant to Section 8.3.

               1.3. Board. "Board" shall mean the Board of Directors of the Company.

               1.4. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

               1.5. Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee of the Board, appointed as provided in
Section 7.1.

               1.6. Common Stock. "Common Stock" shall mean the common stock of the Company, $.001 par value per share, and any equity security of the Company issued or authorized to be issued in the future, but excluding any preferred stock and any warrants, options or other rights to purchase Common Stock. Debt securities of the Company convertible into Common Stock shall be deemed equity securities of the Company.

               1.7. Company. "Company" shall mean InterVU Inc., a Delaware corporation.

               1.8. Corporate Transaction. "Corporate Transaction" shall mean any of the following stockholder-approved transactions to which the Company is a party:

               (a) a merger or consolidation in which the Company is not the surviving entity, except for a transaction the principal purpose of which is to change the State in which the Company is incorporated, to form a holding company or to effect a similar reorganization as to form whereupon this Plan and all Options are assumed by the successor entity;

               (b) the sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company, in complete liquidation or dissolution of the Company in a transaction not covered by the exceptions to clause (a) above; or

               (c) any reverse merger in which the Company is the surviving entity but in which securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities are transferred or issued to a person or persons different from those who held such securities immediately prior to such merger.

               1.9.   Director.  "Director" shall mean a member of the Board.

               1.10. Disability. "Disability" shall mean, with respect to any Optionee, (i) the suffering of any mental or physical illness, disability or incapacity that shall in all material aspects preclude such Optionee from performing his or her directorial, employment or consultant duties, or (ii) the absence of such Optionee from his or her directorial, employment or consultant duties by reason of any mental or physical illness, disability or incapacity for a period of six (6) months during any twelve (12) month period; provided, however, in either case, that such illness, disability or incapacity shall be reasonably determined to be of a permanent nature by the Committee (or the Board in the case of Options granted to Independent Directors).

               1.11. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

               1.12. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

               1.13. Fair Market Value. "Fair Market Value" of a share of Common Stock as of a given date shall be: (i) the closing sale price of a share of Common Stock on the principal exchange on which the Common Stock is then trading, if any, on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred; (ii) if the Common Stock is not traded on an exchange but is quoted on Nasdaq or a successor quotation system, (1) the last sales price (if the Common Stock is then quoted on the Nasdaq National Market or the Nasdaq SmallCap Market) or (2) the mean between the closing representative bid and asked prices (in all other cases) for a share of the Common Stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as reported by Nasdaq or such successor quotation system; (iii) if the Common Stock is not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the mean between the closing bid and asked prices for a share of Common Stock on such date, or, if shares were not traded on such date, then on the next preceding trading day during which a sale occurred, as determined in good faith by the Committee; or (iv) if the Common Stock is not publicly traded, the fair market value of a share of Common Stock established by the Committee (or Board in the case of Options granted to Independent Directors) acting in good faith.

               1.14. Incentive Stock Option. "Incentive Stock Option" shall mean an option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

               1.15. Independent Director. "Independent Director" shall mean a member of the Board who is not an Employee of the Company.

               1.16. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

               1.17. Option. "Option" shall mean a stock option granted under
Article III of this Plan. An Option granted under this Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or an Incentive Stock Option; provided, however that Options granted to Independent Directors and consultants shall be Non-Qualified Stock Options.

               1.18. Option Shares. "Option Shares" shall mean shares of Common Stock acquired by Optionees through the exercise of Options under this Plan.

               1.19. Optionee. "Optionee" shall mean an Employee, consultant or Independent Director granted an Option under this Plan.

               1.20. Person. "Person" shall mean a corporation, an association, a partnership, a trust, a limited liability company, an organization, a business or an individual.

               1.21. Plan. "Plan" shall mean The 1998 Stock Option Plan of InterVU Inc.

               1.22. QDRO. "QDRO" shall mean a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

               1.23. Rule 16b-3. "Rule 16b-3" shall mean that certain Rule 16b-3 under the Exchange Act, as such Rule may be amended from time to time.

               1.24. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

               1.25. Subsidiary. "Subsidiary" shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain then owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one (1) of the other corporations in such chain.

               1.26. Termination of Consultancy. "Termination of Consultancy" shall mean the time when the engagement of an Optionee as a consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death, Disability or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Consultancy. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

               1.27. Termination of Directorship. "Termination of Directorship" shall mean the time when an Optionee who is an Independent Director ceases to be a Director for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death, Disability or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Directorship with respect to Independent Directors.

               1.28. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding (i) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (ii) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (iii) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee. The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether particular leaves of absence constitute Terminations of Employment; provided, however, that, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer relationship shall constitute a Termination of Employment if, and to the extent that, such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section. Notwithstanding any other provision of this Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate an Employee's employment at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

               1.29. Termination for Cause. "Termination for Cause" shall mean the time when the Independent Director-employer, employee-employer or consultant-employer relationship between an Optionee and the Company or any Subsidiary is terminated for cause, as termination for cause is defined in the Optionee's directorial, employment or consultancy agreement; provided however, that if termination for cause is not therein defined, it shall have such meaning, in conformance with applicable law, as the Committee (or the Board in the case of termination for cause of an Independent Director) shall determine is appropriate.

                                   ARTICLE II.

                             SHARES SUBJECT TO PLAN

               2.1.   Shares Subject to Plan.

               (a) The shares of stock subject to Options shall be Common Stock. The aggregate number of such shares which may be issued upon exercise of such options under the Plan shall be 2,000,000. The shares of Common Stock of the Company issuable upon exercise of such options may be either previously authorized but unissued shares or treasury shares.

               (b) The maximum number of shares which may be subject to Options granted under the Plan to any individual in any fiscal year of the Company shall not exceed the Award Limit. To the extent required by Section 162(m) of the Code, shares subject to Options which are canceled continue to be counted against the Award Limit and if, after grant of an Option, the price of shares subject to such Option is reduced, the transaction is treated as a cancellation of the Option and a grant of a new Option and both the Option deemed to be canceled and the Option deemed to be granted are counted against the Award Limit.

               2.2. Add-back of Options. If any Option to acquire shares of Common Stock under this Plan expires or is canceled without having been fully exercised, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be available for the granting of Options hereunder, subject to the limitations of Section 2.1. Furthermore, any shares subject to Options which are adjusted pursuant to Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered cancelled and may again be available for the granting of Options hereunder, subject to the limitations of
Section 2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under this Plan, in payment of the exercise price thereof, may again be available for the granting of Options hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be available for the granting of Options if such action would cause an Incentive Stock Option to fail to qualify as an incentive stock option under Section 422 of the Code.


                                  ARTICLE III.

                               GRANTING OF OPTIONS

               3.1. Eligibility. Any Independent Director, Employee or consultant selected by the Committee (or the Board in the case of Options granted to Independent Directors) pursuant to Section 3.4(a)(i) shall be eligible to be granted an Option.

               3.2. Disqualification for Stock Ownership. No person may be granted an Incentive Stock Option under this Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

               3.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

               3.4.   Granting of Options.

               (a) The Committee (or the Board in the case of Options granted to Independent Directors) shall from time to time, in its absolute discretion, and subject to applicable limitations of this Plan:

                      (i) Determine which Employees are key Employees and select from among the Independent Directors, key Employees and consultants (including Independent Directors, Employees and consultants who have previously received Options or other awards under this Plan) such of them as in its opinion should be granted Options;

                      (ii) Subject to the Award Limit, determine the number of shares to be subject to such Options granted to the selected Independent Directors, key Employees and consultants;

                      (iii) Subject to Section 3.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options and whether such Options are to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code; and

                      (iv) Determine the terms and conditions of such Options, consistent with this Plan; provided, however, that the terms and conditions of Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall include, but not be limited to, such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code.

               (b) Upon the selection of an Independent Director, key Employee or consultant to be granted an Option, the Committee (or the Board in the case of Options granted to Independent Directors) shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate. Without limiting the generality of the preceding sentence, the Committee (or the Board in the case of Options granted to Independent Directors) may, in its discretion and on such terms as it deems appropriate, require as a condition on the grant of an Option to an Independent Director, Employee or consultant that such Independent Director, Employee or consultant surrender for cancellation some or all of the unexercised Options or other rights which have been previously granted to such Independent Director, Employee or consultant under this Plan or otherwise. An Option, the grant of which is conditioned upon such surrender, may have an option price lower (or higher) than the exercise price of such surrendered Option or other award, may cover the same (or a lesser or greater) number of shares as such surrendered Option or other award, may contain such other terms as the Committee (or the Board in the case of Options granted to Independent Directors) deems appropriate, and shall be exercisable in accordance with its terms, without regard to the number of shares, price, exercise period or any other term or condition of such surrendered Option or other award.

               (c) Any Incentive Stock Option granted under this Plan may be modified by the Committee to disqualify such option from treatment as an "incentive stock option" under Section 422 of the Code.

               (d) During the term of the Plan, each person who is an Independent Director shall be granted an Option to purchase five thousand (5,000) shares of Common Stock (subject to adjustment as provided in Section 8.3) on the date of each annual meeting of stockholders; provided that such Independent Director is then serving as a member of the Board and, if applicable, has been reelected to serve for an additional term as a member of the Board. During the term of the Plan, a person who is initially elected to the Board after the adoption of the Plan by the Board and who is an Independent Director at the time of such initial election automatically shall be granted
(i) an Option to purchase twenty thousand (20,000) shares of Common Stock (subject to adjustment as provided in Section 10.3) on the date of such initial election and (ii) an Option to purchase five thousand (5,000) shares of Common Stock (subject to adjustment as provided in Section 8.3) on the date of each annual meeting of stockholders; provided that such Independent Director is then serving as a member of the Board and, if applicable, has been reelected to serve for an additional term as a member of the Board. Members of the Board who are employees of the Company who subsequently retire from the Company and remain on the Board will not receive an initial Option grant pursuant to clause
(i) of the preceding sentence, but to the extent that they are otherwise eligible, will receive, after retirement from employment with the Company, Options as described in clause (ii) of the preceding sentence. All the foregoing Option grants authorized by this Section 3.4(d) are subject to stockholder approval of the Plan.

                                   ARTICLE IV.

                                TERMS OF OPTIONS

               4.1. Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement, which shall be executed by the Optionee and an authorized officer of the Company and which shall contain such terms and conditions as the Committee (or the Board in the case of Options granted to Independent Directors) shall determine, consistent with this Plan. Stock Option Agreements evidencing Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of
Section 162(m) of the Code. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

               4.2. Option Price. The price per share of the shares subject to each Option shall be set by the Committee (or the Board in the case of Options granted to Independent Directors); provided, however, that:

               (a) Unless otherwise permitted by applicable securities laws, such price shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock at the time the option is granted, except that the price shall be one hundred and ten percent (110%) of the Fair Market Value of the stock in the case of any person possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiary;

               (b) In the case of Incentive Stock Options and Options intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code, such price shall not be less than one hundred percent (100%) of the Fair Market Value of a share of Common Stock on the date the Option is granted; and

               (c) In the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary such price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of a share of Common Stock on the date the Option is granted.

               4.3. Option Term. The term of an Option shall be set by the Committee (or the Board in the case of Options granted to Independent Directors) in its discretion; provided, however, that:

               (a) No Option may have a term that extends beyond the expiration of ten (10) years from the date the Option was granted;

               (b) In the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from such date if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Subsidiary;

               (c) Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee (or the Board in the case of Options granted to Independent Directors) may extend the term of any outstanding Option in connection with any Termination of Directorship, Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

               4.4.   Option Vesting.

               (a) The period during which the right to exercise an Option in whole or in part vests in the Optionee shall be set by the Committee (or the Board in the case of Options granted to Independent Directors) and the Committee (or the Board in the case of Options granted to Independent Directors) may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however, that, unless the Committee otherwise provides in the terms of the Option or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six (6) months and one day after the date the Option is granted; and provided, further, that Options granted to Independent Directors shall become exercisable in cumulative annual installments of 25% on each of the first, second, third, and fourth anniversaries of the date of the Option grant, without variation or acceleration hereunder except as provided in section 8.3. At any time after the grant of an Option, the Committee may, in its sole and absolute discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option (except an Option granted to an Independent Director) vests.

               (b) No portion of an Option which is unexercisable at Termination of Directorship, Termination of Employment or Termination of Consultancy shall thereafter become exercisable, except as may be otherwise provided by the Committee (or the Board in the case of Options granted to Independent Directors) either in the Stock Option Agreement or by action of the Committee (or the Board in the case of Options granted to Independent Directors) following the grant of the Option.

               (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other incentive stock option plans of the Company and any Subsidiary) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 4.4(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

               4.5. Consideration. In consideration of the granting of an Option, the Optionee shall agree, in the written Stock Option Agreement, to remain in the employ (or to consult for or serve as an Independent Director, as applicable) of the Company or any Subsidiary for a period of at least one (1) year (or such shorter period as may be fixed in the Stock Option Agreement or by action of the Committee (or the Board in the case of Options granted to Independent Directors) following grant of the Option) after the Option is granted (or, in the case of an Independent Director, until the next annual meeting of the stockholders of the Company). Nothing in this Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ (or to consult for or serve as an Independent Director, as applicable) of the Company or any Subsidiary or shall interfere with or restrict in any way the rights of the Company or any Subsidiary, which are hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without good cause.


                                   ARTICLE V.

                               EXERCISE OF OPTIONS

               5.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares, and the Committee (or the Board in the case of Options granted to Independent Directors) may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

               5.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or such Secretary's office:

               (a) A written notice complying with the applicable rules established by the Committee (or the Board in the case of Options granted to Independent Directors) stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion;

               (b) Such representations and documents as the Committee (or the Board in the case of Options granted to Independent Directors), in its absolute discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or regulations. The Committee (or the Board in the case of Options granted to Independent Directors) may, in its absolute discretion, also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

               (c) In the event that the Option shall be exercised pursuant to
Section 8.1 by any person or persons other than the Optionee, appropriate proof of the right of such person or persons to exercise the Option; and

               (d) Full cash payment to the Secretary of the Company for the shares and for payment of any applicable withholding or other applicable employment taxes with respect to which the Option, or portion thereof, is exercised. However, the Committee (or the Board in the case of Options granted to Independent Directors), may in its discretion (i) allow a delay in payment up to thirty (30) days from the date the Option, or portion thereof, is exercised;
(ii) allow payment, in whole or in part, through the delivery of shares of Common Stock owned by the Optionee, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised portion thereof; (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment, in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the Code) and payable upon such terms as may be prescribed by the Committee (or the Board in the case of Options granted to Independent Directors); (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price and any applicable withholding or other employment taxes; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and
(vi). In the case of a promissory note, the Committee (or the Board in the case of Options granted to Independent Directors) may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

               5.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

               (a) The admission of such shares to listing on all stock exchanges, if any, on which such class of stock is then listed;

               (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee or the Board shall, in its absolute discretion, deem necessary or advisable;

               (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee or the Board shall, in its absolute discretion, determine to be necessary or advisable;

               (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee or the Board may establish from time to time for reasons of administrative convenience; and

               (e) The receipt by the Company of full payment for such shares, including payment of any applicable withholding tax.

               5.4. Rights as Stockholders. The holders of Options shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such holders.


                                   ARTICLE VI.

              RIGHTS AND RESTRICTIONS WITH RESPECT TO OPTION SHARES

               6.1. Ownership and Transfer Restrictions. The Committee (or Board, in the case of Options granted to Independent Directors), in its absolute discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Committee may require the Employee to give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within
(i) two (2) years from the date of granting such Option to such Employee or (ii) one year after the transfer of such shares to such Employee. The Committee may direct that the certificates evidencing shares acquired by exercise of an Option refer to such requirement to give prompt notice of disposition.

               6.2. Limitation on Exercise of Options Granted to Independent Directors. No Option granted to an Independent Director may be exercised to any extent by anyone after the first to occur of the following events:

               (a) The expiration of twelve (12) months from the date of the Optionee's death;

               (b) The expiration of twelve (12) months from the date of the Optionee's Termination of Directorship by reason of his permanent and total disability (within the meaning of section 22(e)(3) of the Code);

               (c) The expiration of three (3) months from the date of the Optionee's Termination of Directorship for any reason other than such Optionee's death or his permanent and total disability, unless the Optionee dies within said three month period; or

               (d) The expiration of ten (10) years from the date the Option was granted.

                                  ARTICLE VII.

                                 ADMINISTRATION

               7.1. Compensation Committee. The Compensation Committee (or another committee of the Board assuming the functions of the Committee under this Plan) shall consist solely of two or more Independent Directors appointed by and holding office at the pleasure of the Board, each of whom is both a "non-employee director" as defined by Rule 16b-3 and an "outside director" for purposes of Section 162(m) of the Code. Appointment of Committee members shall be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

               7.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of this Plan in accordance with its provisions. The Committee shall have the power to interpret this Plan and the agreements pursuant to which Options are granted or awarded, and to adopt such rules for the administration, interpretation, and application of this Plan as are consistent therewith and to interpret, amend or revoke any such rules. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Options granted to Independent Directors. Any such grant or award under this Plan need not be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section 422 of the Code. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under this Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee.

               7.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

               7.4. Compensation; Professional Assistance; Good Faith Actions. Members of the Committee shall receive such compensation for their services as members as may be determined by the Board. All expenses and liabilities which members of the Committee incur in connection with the administration of this Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to this Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination or interpretation.


                                  ARTICLE VIII.

                            MISCELLANEOUS PROVISIONS

               8.1. Not Transferable. Options under this Plan may not be sold, pledged, assigned, or transferred in any manner other than by will or the laws of descent and distribution or pursuant to a QDRO, unless and until such options have been exercised, or the shares underlying such Options have been issued, and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or the Optionee's successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

               During the lifetime of the Optionee, only such Optionee may exercise an Option (or any portion thereof) granted to such Optionee under the Plan, unless the Option has been disposed of pursuant to a QDRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement or other agreement, be exercised by the Optionee's personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

               8.2. Amendment, Suspension or Termination of this Plan. Except as otherwise provided in this Section 8.2, this Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under this Plan or modify the Award Limit, and no action of the Board or the Committee may be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of this Plan shall, without the consent of the holder of Options, alter or impair any rights or obligations under any Options theretofore granted or awarded, unless the award itself otherwise expressly so provides. No Options may be granted or awarded during any period of suspension or after termination of this Plan, and in no event may any Incentive Stock Option be granted under this Plan after the first to occur of the following events:

               (a) The expiration of ten (10) years from the date the Plan is adopted by the Board; or

               (b) The expiration of ten (10) years from the date the Plan is approved by the Company's stockholders under Section 8.4.

               8.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

               (a) Subject to Section 8.3(d), in the event that the Committee (or the Board in the case of Options granted to Independent Directors) determines that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company (including, but not limited to, a Corporate Transaction), or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event, in the Committee's sole discretion (or, in the case of Options granted to Independent Directors, the Board's sole discretion), affects the Common Stock such that an adjustment is determined by the Committee (or the Board in the case of Options granted to Independent Directors) to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee (or the Board in the case of Options granted to Independent Directors) shall, in such manner as it may deem equitable, adjust any or all of:

                     (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted under the Plan, (including, but not limited to, adjustments of the limitations in Section
2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit),

                    (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                    (iii) the grant or exercise price with respect to any Option.

               (b) Subject to Sections 8.3(b)(vi) and 8.3(d), in the event of any Corporate Transaction or other transaction or event described in Section 8.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Committee (or the Board in the case of Options granted to Independent Directors) in its discretion is hereby authorized to take any one (1) or more of the following actions whenever the Committee (or the Board in the case of Options granted to Independent Directors) determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any option under this Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                    (i) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Independent Directors) may provide, either by the terms of the agreement or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Optionee's request, for either the purchase of any such Option for an amount of cash equal to the amount that could have been attained upon the exercise of such Option, or realization of the Optionee's rights had such Option been currently exercisable or payable or fully vested or the replacement of such Option with other rights or property selected by the Committee (or the Board in the case of Options granted to Independent Directors) in its sole discretion;

                    (ii) In its sole and absolute discretion, the Committee (or the Board in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event that it cannot be exercised after such event;

                    (iii) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that for a specified period of time prior to such transaction or event, such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (i) Section 4.4 or (ii) the provisions of such Option;

                    (iv) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Independent Directors) may provide, either by the terms of such Option or by action taken prior to the occurrence of such transaction or event, that upon such event, such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

                    (v) In its sole and absolute discretion, and on such terms and conditions as it deems appropriate, the Committee (or the Board in the case of Options granted to Independent Directors) may make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Options and/or in the terms and conditions of (including the grant or exercise price), and the criteria included in, outstanding Options and Options which may be granted in the future; and

                    (vi) None of the foregoing discretionary actions taken under this Section 8.3(b) shall be permitted with respect to Options granted to Independent Directors to the extent that such discretion would be inconsistent with the applicable exemptive conditions of Rule 16b-3. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 8.3(b)(iii) above, each Option granted to an Independent Director shall be exercisable as to all shares covered thereby during the five days immediately preceding the consummation of such Corporate Transaction and subject to such consummation, notwithstanding anything to the contrary in Section 4.4 or the vesting schedule of such Options. In the event of a Corporate Transaction, to the extent that the Board does not have the ability under Rule 16b-3 to take or to refrain from taking the discretionary actions set forth in Section 8.3(b)(ii) above, no Option granted to an Independent Director may be exercised following such Corporate Transaction unless such Option is, in connection with such Corporate Transaction, either assumed by the successor or survivor corporation (or parent or subsidiary thereof) or replaced with a comparable right with respect to shares of the capital stock of the successor or survivor corporation (or parent or subsidiary thereof).

               (c) Subject to Section 8.3(d) and 8.8, the Committee (or the Board in the case of Options granted to Independent Directors) may, in its discretion, include such further provisions and limitations in any Option as it may deem equitable and in the best interests of the Company.

               (d) With respect to Incentive Stock Options and Options intended to qualify as performance-based compensation under Section 162(m), no adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code or would cause such option to fail to so qualify under Section 162(m), as the case may be, or any successor provisions thereto. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Committee (or the Board in the case of Options granted to Independent Directors) determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

               8.4. Approval of Plan by Stockholders. This Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of this Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable prior to the time when this Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under this Plan shall thereupon be canceled and become null and void.

               8.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting or exercise of any Option. The Committee (or the Board in the case of Options granted to Independent Directors) may in its discretion and in satisfaction of the foregoing requirement allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

               8.6. Loans. The Committee may, in its discretion, extend one (1) or more loans to key Employees in connection with the exercise or receipt of an Option granted under this Plan. The terms and conditions of any such loan shall be set by the Committee.

               8.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to awards under the Plan, the Committee (or the Board in the case of Options granted to Independent Directors) shall have the right (to the extent consistent with the applicable exemptive conditions of Rule 16b-3 and to the extent permitted under applicable state law) to provide, in the terms of Options made under the Plan, or to require the recipient to agree by separate written instrument, that (i) any proceeds, gains or other economic benefit actually or constructively received by the recipient upon any receipt or exercise of an Option, or upon the receipt or resale of any Common Stock underlying such Option, must be paid to the Company, and (ii) the

Option shall terminate and any unexercised portion of such Option (whether or not vested) shall be forfeited, if (a) a Termination of Directorship, Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or (b) the recipient at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee (or the Board, as applicable).

               8.8. Limitations Applicable to Section 16 Persons and Performance-Based Compensation. Notwithstanding any other provision of this Plan, this Plan, and any Option granted to any individual who is then subject to
Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Furthermore, notwithstanding any other provision of this Plan, any Option intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in
Section 162(m)(4)(C) of the Code, and this Plan shall be deemed amended to the extent necessary to conform to such requirements.

               8.9. Effect of Plan Upon Options and Compensation Plans. The adoption of this Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in this Plan shall be construed to limit the right of the Company (i) to establish any other forms of incentives or compensation for Employees, directors or consultants of the Company or any Subsidiary or (ii) to grant or assume options or other rights otherwise than under this Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

               8.10. Compliance with Laws. This Plan, the granting and vesting of Options under this Plan and the issuance and delivery of shares of Common Stock and the payment of money under this Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under this Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

               8.11. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of this Plan.

               8.12. Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

                              [FRONT OF PROXY CARD]


    The undersigned stockholder(s) of InterVU Inc. (the "Company") hereby constitutes and appoints Harry E. Gruber and Kenneth L. Ruggiero, and each of them, attorneys and proxies of the undersigned, each with power of substitution, to attend, vote and act for the undersigned at the Annual Meeting of Stockholders of the Company to be held on June 22, 1998, and at any adjournment or postponement thereof, according to the number of shares of Common Stock or Series G Convertible Preferred Stock of the Company which the undersigned may be entitled to vote, and with all powers which the undersigned would possess if personally present, as follows:

1. TO ELECT TWO DIRECTORS    ___ FOR all nominees      ___ WITHHOLD AUTHORITY
FOR A THREE-YEAR TERM TO         listed below (except      to vote for all
EXPIRE AT THE 2001 ANNUAL        as marked to the          nominees listed below
MEETING OF STOCKHOLDERS:         contrary below)

                                   Mark Dowley
                                  Isaac Willis

(INSTRUCTION: To vote for all nominees listed above, mark the "FOR" box; to withhold authority for all nominees listed above, mark the "WITHHOLD AUTHORITY" box; and to withhold authority to vote for any individual nominee listed above, mark the "FOR" box and write the nominee's name in the space provided below.)
--------------------------------------------------------------------------------
    THIS PROXY WILL BE VOTED FOR THE ELECTION AS DIRECTOR OF ALL NOMINEES SET FORTH IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

2. TO APPROVE THE ADOPTION OF THE EMPLOYEE QUALIFIED STOCK PURCHASE PLAN AND THE RESERVATION OF 500,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                 FOR ______    AGAINST ______    ABSTAIN ______

THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE ADOPTION OF THE QUALIFIED STOCK PURCHASE PLAN AS DESCRIBED IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

3. TO APPROVE THE ADOPTION OF THE 1998 STOCK OPTION PLAN AND THE RESERVATION OF 2,000,000 SHARES OF COMMON STOCK FOR ISSUANCE THEREUNDER.

                 FOR ______    AGAINST ______    ABSTAIN ______

THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE ADOPTION OF THE 1998 STOCK OPTION PLAN AS DESCRIBED IN THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT, UNLESS THE CONTRARY IS INDICATED IN THE APPROPRIATE PLACE.

                           (Continued on reverse side)

                             [REVERSE OF PROXY CARD]

    In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

    The undersigned revokes any prior proxy at such meeting and ratifies all that said attorneys and proxies, or any of them, may lawfully do by virtue hereof. Receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement is hereby acknowledged.

                              Dated:                 , 1998
                                   -----------------

                              --------------------------------------------------

                              --------------------------------------------------

                              --------------------------------------------------
                              (Signature(s) of stockholders) Please sign exactly as name appears herein. When shares are held by joint tenants, both should sign; when signing as an attorney, executor, administrator, trustee or guardian, give full title as such. If a corporation, sign in full corporate name by President or other authorized officer. If a partnership, sign in partnership name by authorized partner.

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF INTERVU INC. PLEASE COMPLETE, SIGN, DATE AND MAIL PROMPTLY IN THE POSTAGE-PAID ENVELOPE ENCLOSED